                                                                    EXHIBIT 10.1


                   AGREEMENT FOR PURCHASE AND SALE OF ASSETS
                                BY AND BETWEEN
                         MICRO LINEAR CORPORATION AND
                              ARTEST CORPORATION

     This AGREEMENT FOR PURCHASE AND SALE OF ASSETS (the "Agreement") is made
                                                          ---------
and entered into as of April 28, 2000 by and between Micro Linear Corporation, a Delaware corporation (the "Seller"), and Artest Corporation, a California
                           ------
corporation (the "Buyer").
                  -----

                                   RECITALS
                                   --------

     A. Seller is engaged in the business of designing, developing and marketing, analog and mixed signal integrated circuits.

     B.   Buyer is engaged in the business of testing integrated circuits.

     C. Buyer desires to purchase at the Closing (as hereinafter defined) certain specified assets of Seller and to assume certain specified liabilities of Seller, all in accordance with the terms and conditions contained herein.

     D.   Buyer desires to lease certain property of Seller.

     E. Seller desires to engage Buyer to test certain integrated circuits of Seller.

     NOW, THEREFORE, in consideration of the representations, warranties and agreements herein contained, the parties hereto agree as follows:

                                   SECTION 1
                                   ---------

     1.   DEFINITIONS. Capitalized terms in this Agreement shall have the
          -----------
meanings stated in this Section I or defined elsewhere in this Agreement. A reference to a particular Exhibit is to an Exhibit to this Agreement, each of which is incorporated into and made a part of this Agreement by that reference. A reference to a particular Section is to a Section of this Agreement.

     "Assets" is defined in Section 2.1.
      ------

     "Assumed Contracts" is defined in Section 3.2.
      -----------------

     "Assumed Liabilities" is defined in Section 3.2.
      -------------------

     "Claims" means any and all suits, demands, actions, fines, penalties,
      ------
claims, enforcement actions, Liens, Liabilities, damages, deficiencies, injunctions, attorneys' fees, experts' fees, costs and expenses imposed, threatened, paid or incurred at any time, whether foreseeable or unforeseeable, conditional or unconditional.

     "Closing" and "Closing Date" are defined in Section 4.1.
      -------       ------------


* Confidential treatment has been requested with respect to certain portions of this exhibit. Such portions are marked with a "[*]" in place of the redacted language. Omitted portions are filed separately with the Securities and Exchange Commission.

     "Compensation" means all base straight time gross earnings, commissions,
      ------------
overtime, shift premium, incentive compensation, incentive payments, bonuses, health insurance benefits, payroll taxes and other withholdings. and other compensation related amounts paid or accrued with respect to any Employee.

     "Disclosure Schedule" is defined in Section 5. 1.
      -------------------

     "Employees" means those individuals identified in the Operating Agreement
      ---------
who are employed by Seller on the date hereof and who are to become employed by Buyer at the Closing.

     "Governmental Body" means any foreign, federal, state, local or other
      -----------------
governmental authority, agency or regulatory body.

     "Intellectual Property" means trademarks (including service marks),
      ---------------------
copyrights and applications therefor, trade names, patents and applications therefor, and software.

     "Lease Agreement" is defined in Section 4.2(e).
      ---------------

     "Liabilities" means any and all liabilities (including strict liability),
      -----------
claims, judgments, demands, actions, causes of action, damages, losses, expenses, penalties, fines, obligations, encumbrances, liens, costs, and expenses of investigation or defense of any claims of whatever kind or nature, whether absolute, contingent, accrued or otherwise, matured or unmatured, foreseeable or unforeseeable.

     "Liens" means mortgages, deeds of trust, pledges, taxes, security
      -----
interests, liens, leases, licenses, escrow arrangements. liabilities, encumbrances, costs, charges and claims of any nature whatsoever, direct or indirect, whether accrued, absolute, contingent or otherwise (including, without limitation, any agreement to give any of the foregoing).

     "Operating Agreement" is defined in Section 4.2(d).
      -------------------

     "Person" means any individual, corporation, partnership, limited
      ------
liability company, joint venture, association, joint-stock company, trust, unincorporated organization or governmental body.

     "Purchase Price" is defined in Section 3.1.
      --------------

     "Returns" is defined in Section 5.1(d).
      -------

     "Tax" (and, with correlative meaning, "Taxes" and "Taxable") means any
      ---                                   -----       -------
federal, state, local or foreign income, gross receipts, property, sales, use, license, excise, franchise, employment, payroll, withholding, alternative or add-on minimum, ad valorem, transfer or excise tax, or any other tax, custom, duty, governmental fee or other like assessment or charge of any kind whatsoever, together with any interest or penalty, imposed by any Governmental Body.

                                   SECTION 2
                                   ---------

     2.   SALE OF ASSETS.
          --------------

          2.1  Assets to be Purchased at the Closing. Subject to the terms and
               -------------------------------------
conditions of this Agreement. Seller agrees to sell. transfer, convey, assign and deliver to Buyer on the Closing Date (as defined herein), and Buyer agrees to buy and acquire, all right, title and interest of Seller in and to the following assets and properties of Seller as provided herein (collectively, the "Assets"):
 ------

               (a) The testing equipment, machinery, tooling, computer hardware, software, intellectual property necessary to the performance by the Assets of their intended functions or purposes and other tangible personal property of Seller specifically listed in Schedule 2.1 (a) hereto;
                                          ----------------

               (b) Copies of all manufacturing and technical documentation (including any documentation set forth in magnetic, machine-readable form) and any other appropriate documentation associated with the above assets and related thereto or used by Seller in the conduct of the business related thereto.

                                   SECTION 3
                                   ---------

     3.   CONSIDERATION.  In consideration for the transfer of the Assets,
          -------------
Buyer agrees to make the following payments and assume the following liabilities:

          3.1  Purchase Price. The aggregate purchase price (the "Purchase
               --------------                                     --------
Price") to be paid by Buyer to Seller hereunder shall be Five Million Nine
-----
Hundred Fifty-Six Thousand Three Hundred Thirty-Two Dollars ($5,956,332). One Million Dollars ($1,000,000) of the Purchase Price shall be paid on the Closing Date by wire transfer to an account designated by Seller, with the balance of the Purchase Price to be evidenced by a Promissory Note substantially in the form attached hereto as Exhibit A (the "Promissory Note")
                                             ---------       ---------------
and to be paid in such amounts and at such times as are set forth in such note.

          3.2  Assumed Liabilities. On the Closing Date, Buyer shall assume and
               -------------------
agree thereafter to pay, perform and discharge Seller's obligations under the contracts to which Seller is a party and which are specifically listed on
Schedule 3.2 hereto (collectively, the "Assumed Contracts") and no others, but
------------                            -----------------
excluding any such obligations or liabilities based on failure by Seller to perform its obligations under the Assumed Contracts prior to the Closing Date (the "Assumed Liabilities"). Except for the Assumed Liabilities, Buyer shall not
      -------------------
assume, directly or indirectly, or have any responsibility for any Liability of Seller, and Seller shall retain all Liabilities arising from the operation of the Assets and the related business prior to the Closing Date, other than the Assumed Liabilities. Without limiting the foregoing, Buyer shall not directly or indirectly, assume or have any responsibility for any liability for any Compensation or other Liabilities related to the employment of the Employees by Seller prior to the Closing Date.

          3.3 The buyer will be solely responsible for obtaining any required software licenses as a result of the transfer of the assets as per this agreement.

                                   SECTION 4
                                   ---------

     4.   CLOSING.
          -------

          4.1  Closing Date. The closing of the transactions contemplated by
               ------------
this Agreement (the "Closing") shall occur at the offices of Wilson Sonsini
                     -------
Goodrich & Rosati, P.C., 650 Page Mill Road, Palo Alto, California, on April 28, 2000, or at such other date, time and place upon which Seller and Buyer shall mutually agree (the "Closing Date").
                     ------------

          4.2  Conditions to Obligation of Buyer. The obligation of Buyer to
               ---------------------------------
close hereunder is subject to the following conditions:

               (a) Subject to changes that are not in the aggregate materially adverse in the reasonable judgment of Buyer, the representations and warranties made by Seller in this Agreement shall be true and correct on and as of the Closing Date with the same effect as if made on and as of the Closing Date, and Seller shall have performed and complied with all agreements, covenants and conditions on its part required to be performed or complied with on or prior to the Closing Date.

               (b) A duly authorized officer of Seller shall deliver to Buyer, at the Closing, a certificate certifying as to the matters set forth in Section 4.2(a) hereof and that there has been no adverse change with respect to the Assets or the Assumed Liabilities since the date hereof.

               (c)  No legal action or proceeding shall be pending or threatened
(i) by any Governmental Body seeking to restrain, prohibit, invalidate or otherwise affect the consummation of the transactions contemplated hereby or
(ii) which is reasonably likely to have a material adverse effect on the Assets or the use of the Assets by Buyer.

               (d) Buyer and Seller shall have entered into an operating agreement regarding TMT RFX test systems, production test services, off-shore assembly and test services and personnel matters in substantially the form attached hereto as Exhibit B (the "Operating Agreement").
                   ---------       -------------------

               (e) Buyer and Seller shall have entered into a lease agreement with respect to certain space at 2092 Concourse Drive, San Jose, California in substantially the form attached hereto as Exhibit C (the "Lease Agreement").
                                          ---------       ---------------

               (f) Seller shall have delivered to Buyer all bills of sale, endorsements, assignments and other instruments as Buyer shall reasonably request or as necessary or appropriate to sell, convey, assign, transfer and deliver to Buyer title to all the Assets.

               (g) Buyer shall have satisfactorily completed its due diligence with regard to the Assets to be carried out pursuant to Section 6.5.

     4.3  Conditions of Obligation of Seller.  The obligation of Seller to close
          ----------------------------------
hereunder is subject to the following conditions:

               (a) Subject to changes that are not in the aggregate materially adverse in the reasonable judgment of Seller, the representations and warranties made by Buyer in this Agreement shall be true and correct on and as of the Closing Date with the same effect as if made on and as of the Closing Date, and Buyer shall have performed and complied with all agreements, covenants and conditions on its part required to be performed or complied with on or prior to the Closing Date.

               (b) A duly authorized officer of Buyer shall deliver to Seller, at the Closing, a certificate certifying as to the matters set forth in Section 4.3(a) hereof and that there has been no material adverse change with respect to the ability of Buyer to perform its obligations under the Operating Agreement since the date hereof.

               (c)  No legal action or proceeding shall be pending or threatened
(i) by any Governmental Body seeking to restrain, prohibit, invalidate or otherwise affect the consummation of the transactions contemplated hereby or
(ii) which is reasonably likely to have a material adverse effect on the ability of Buyer to perform its obligations under the Operating Agreement.

               (d) Buyer and Seller shall have entered into the Operating Agreement.

               (e)  Buyer and Seller shall have entered into the Lease
Agreement.

               (f) Seller shall have satisfactorily completed its due diligence with regard to the business and financial condition of Buyer to be carried out pursuant to Section 6.5.

                                   SECTION 5
                                   ---------

     5.   REPRESENTATIONS AND WARRANTIES.
          ------------------------------

          5.1  Representations and Warranties of Seller. Except as set forth in
               ----------------------------------------
the Seller's Disclosure Schedule attached hereto as Exhibit D, Seller represents
                                                    ---------
and warrants to Buyer as of the date of this Agreement and as of the Closing Date as follows:

               (a)  Organization, Standing and Qualification. Seller is a
                    ----------------------------------------
corporation duly organized, validly existing and in good standing under the laws of Delaware. Seller has all requisite corporate power and authority and is entitled to carry on its business as it is now being conducted, and to own, lease or operate the properties owned, leased and operated by it in the places where such business is now conducted. Seller is qualified to do business as a foreign corporation in the State of California.

               (b)  Execution, Delivery and Performance. Seller has full
                    -----------------------------------
corporate power and authority to enter into this Agreement and to carry out the transactions contemplated hereby, and all corporate and other proceedings required to be taken to authorize the execution, delivery and performance of this Agreement have been taken. This Agreement has been duly executed and delivered by and constitutes the valid and binding obligation of Seller and is enforceable in accordance with its terms (subject, as to enforcement of remedies, to applicable bankruptcy, insolvency, moratorium, and similar laws affecting creditors' rights generally and to equitable principles limiting the availability of the remedy of specific performance or other equitable relief).

               (c)  Good Title to Assets. Seller has good and marketable title
                    --------------------
to the Assets, and none of the Assets is subject to any Lien. Other than the representations expressly set forth in this Agreement, Seller makes no other representations or warranties with respect to the Assets, their condition or their fitness for any particular purpose.

               (d)  Taxes.
                    -----

                    (i) To the extent a failure to do so could adversely impact the Assets or Buyer's use of the Assets, (a) Seller has timely filed within the time period for filing or any extension granted with respect thereto, all federal, state, local and foreign Tax returns, reports and estimates ("Returns")
                                                                       -------
which it is required to file relating or pertaining to any and all Taxes attributable to or levied upon the Assets and (b) paid any and all Taxes it is required to pay in connection with the taxable periods to which such Returns relate. There are no Liens on the Assets relating or pertaining to Taxes.

                    (ii) To the extent relevant to the Assets, Seller shall retain and provide Buyer with all records or other information that may be relevant to the preparation of any Returns, or the conduct of any audit or examination, or other Tax proceeding by a Governmental Body or otherwise.

               (e)  Claims and Litigation. No Claim, legal action, suit,
                    ---------------------
arbitration, governmental investigation or other legal, regulatory or administrative proceeding is pending against Seller related to the Assets, nor to the best of Seller's knowledge is there any threat thereof against or relating to the Assets or the transactions contemplated by this Agreement.

               (f)  Suppliers. The Disclosure Schedule contains a correct list
                    ---------
of all of the current suppliers of supplies, equipment, spare parts or similar goods necessary for the use or operation of the Assets.

               (g)  Assumed Contracts. Seller has provided to Buyer copies of
                    -----------------
each of the Assumed Contracts. Except as otherwise indicated in the Disclosure Schedule, (a) to Seller's best knowledge each of the other parties to the Assumed Contracts has performed all the obligations required to be performed by it to date thereunder, (b) Seller does not know of the intention of any party to terminate any such Assumed Contract, and (c) each Assumed Contract is valid, binding and enforceable in accordance with its terms and is in full force and effect.

               (h)  Employees. There are no suits, actions or administrative,
                    ---------
arbitration or other proceedings pending or threatened against Seller or affecting Seller or its business concerning any Employee.

               (i)  Brokers or Finders. Seller is not obligated, directly or
                    ------------------
indirectly, to any person for brokerage or finders' fees, agents' commissions or any similar charges in connection with this Agreement or the transactions contemplated hereby.

               (j)  Board Approval. The Board of Directors of Seller has
                    --------------
unanimously approved this Agreement and the transactions contemplated hereby.

          5.2  Representations and Warranties of Buyer. Buyer represents and
               ---------------------------------------
warrants to Seller as of the date of this Agreement and as of the Closing Date as follows:

               (a)  Organization, Standing, and Qualification. Buyer is a
                    -----------------------------------------
corporation duly organized, validly existing and in good standing under the laws of the State of California. Buyer has all requisite corporate power and authority and is entitled to carry on its business as now conducted, and to own, lease or operate its properties in the places where its business is now conducted. Buyer is qualified to do business in all foreign jurisdictions in which it is required to be so qualified, except where the failure to be so qualified would not have a material adverse effect on the business or assets of Buyer.

               (b)  Execution, Delivery and Performance. Buyer has full
                    -----------------------------------
corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby, and all corporate and other proceedings required to be taken to authorize the execution, delivery and performance of this Agreement have been taken. This Agreement has been duly executed and delivered by and constitutes the valid and binding obligation of Buyer and is enforceable in accordance with its terms (subject, as to enforcement of remedies, to applicable bankruptcy, insolvency, moratorium and similar laws affecting creditors' rights generally and to equitable principles limiting the availability of the remedy of specific performance or other equitable relief).

               (c)  Claims and Litigation. No Claim, legal action, suit,
                    ---------------------
arbitration, governmental investigation or other legal, regulatory or administrative proceeding is pending against Buyer that is reasonably likely to have a material adverse effect on the ability of Buyer to perform its obligations under the Operating Agreement, nor, to the best of Buyer's knowledge, is there any threat thereof.

               (d)  Taxes. To the extent a failure to do so could adversely
                    -----
impact the ability of Buyer to perform its obligations under the Operating Agreement, (a) Buyer has timely filed within the time period for filing or any extension granted with respect thereto, all Returns which it is required to file and (b) paid any and all Taxes it is required to pay in connection with the taxable periods to which such Returns relate.

               (e)  Compliance with Laws and Regulations, Permits. Buyer is in
                    ---------------------------------------------
compliance with all statutes, laws, rules and regulations with respect to or affecting its ability to perform its obligations under the Operating Agreement. Buyer holds and has at all times held all licenses, permits and authorizations pursuant to the laws and regulations of any Governmental Body, the absence of which would have a material adverse effect on the ability of Buyer to perform its obligations under the Operating Agreement. Buyer does not know of any material violation of any of the foregoing licenses, permits and authorizations and Buyer has not received notice from any Governmental Body of any such violation or the intention of such Governmental Body to investigate the existence of any such violation. There is no fact known to Buyer or any of its management which adversely affects, or could reasonably be expected to adversely affect the ability of Buyer to perform its obligations under the Operating Agreement or the ability of Buyer to carry out the transactions contemplated by this Agreement.

               (f)  Intellectual Property. Buyer owns or possesses licenses or
                    ---------------------
other legally enforceable rights to all Intellectual Property necessary to conduct Buyer's business as presently conducted and to perform all of Buyer's obligations contemplated by the Operating Agreement. Buyer is not infringing upon, or otherwise violating the rights of any third party with respect to any Intellectual Property. For the Intellectual Property which Buyer uses, but does not own, Buyer is licensed to use such Intellectual Property and is not in breach of, or default under, any license agreement.

               (g)  Brokers or Finders. Buyer is not obligated, directly or
                    ------------------
indirectly, to any person for brokerage or finders' fees, agents' commissions or any similar charges in connection with this Agreement or the transactions contemplated hereby.

               (h)  Board Approval. The Board of Directors of Buyer has
                    --------------
unanimously approved this Agreement and the transactions contemplated hereby.

                                   SECTION 6
                                   ---------

     6.   ADDITIONAL AGREEMENTS.
          ---------------------

          6.1  Transfer Taxes.  In connection with the transactions contemplated
               --------------
hereunder, Buyer shall pay all sales, use, transfer and other similar taxes, if any, which may be or become due and payable as a result hereof.

          6.2  Conduct of Business by Seller Prior to Closing Date.  During the
               ---------------------------------------------------
period from the date of this Agreement up to the Closing Date, Seller shall:

               (a) use the Assets in the usual, regular and ordinary course and in substantially the same manner as heretofore used;

               (b) preserve and maintain the Assets in their condition as of the date hereof (subject to use in the ordinary course of business);

               (c) perform all obligations required to be performed by it under all of the Assumed Contracts; and

               (d) not mortgage, pledge or subject to Lien any of the Assets or sell or transfer, or enter into any agreement to sell or transfer, any of the Assets.

          6.3  Conduct of Business by Buyer Prior to Closing Date. During the
               --------------------------------------------------
period from the date of this Agreement up to the Closing Date, Buyer shall:

               (a) conduct its business in the ordinary course consistent with past practices; and

               (b) give prompt notice to Seller of any material adverse change to its business, financial condition or ability to perform the obligations contemplated by the Operating Agreement.

          6.4  Discharge of Liabilities.  From and after the date hereof, Buyer
               ------------------------
shall discharge when due all of the Assumed Liabilities.

          6.5  Access to Information. Between the date of this Agreement and the
               ---------------------
Closing Date, (i) Seller shall give Buyer and its authorized representatives reasonable access during normal working hours to Seller's facilities and properties relating to the Assets, and its books and records relating to the Assets, shall permit Buyer to make inspections thereof, and shall furnish Buyer with such information with respect to the Assets as Buyer may from time to time reasonably request, and (ii) Buyer shall give Seller and its authorized representatives reasonable access during normal working hours to Buyer's facilities and properties, and its books and records, shall permit Seller to make inspections thereof, and shall furnish Seller with such information with respect to Buyer's business and financial condition as Buyer may from time to time reasonably request. Each party acknowledges that such disclosure shall be subject to the [Confidentiality Agreement] between the parties dated __________, 1999.

          6.6  Public Disclosure. Seller and Buyer shall consult with each other
               -----------------
before issuing any press release or otherwise making any public statement or making any other public (or non-confidential) disclosure regarding the terms of this Agreement and the transactions contemplated hereby, and neither shall issue any such press release or make any such statement or disclosure without the prior approval of the other (which approval shall not be unreasonably withheld), except that Seller may make such disclosures as are required by the Securities and Exchange Commission or the Nasdaq National Market.

          6.7  Consents. Promptly after the date hereof, Seller and Buyer shall
               --------
consult with each other regarding the actions which are required to be taken to cause the Assumed Contracts to be transferred to Buyer on the Closing Date. Subject to such consultations, Seller shall promptly apply for or otherwise seek, and use reasonable commercial efforts to obtain, all consents and approvals required to be obtained by it for the consummation of the transactions contemplated hereby and shall use reasonable commercial efforts to obtain all necessary consents, waivers and approvals under any of the Assumed Contracts in connection with the transaction for the assignment thereof or otherwise. The buyer will be solely responsible for obtaining any software licenses associated with the transfer of the test equipment identified.

                                   SECTION 7
                                   ---------

     7.   TERMINATION.
          -----------

          7.1  Agreement Termination. This Agreement may be terminated at any
               ---------------------
time on or prior to or at the Closing Date: (a) by Buyer or Seller if there has been a material misrepresentation, breach of warranty, or breach of covenant by the other in any of its representations, warranties or covenants set forth herein; (b) by Buyer if the conditions stated in Section 4.2 have not been satisfied by the Closing

Date other than as a result of inaction by Buyer; (c) by Seller if the conditions stated in Section 4.3 have not been satisfied by the Closing Date other than as a result of inaction by Seller; or (d) by mutual written agreement of Buyer and Seller. If the Closing Date does not occur by April 28, 2000, this Agreement shall terminate effective as of 5:00 p.m. (California time) on such date, unless such date is extended by mutual written agreement of the parties hereto, in which case this Agreement shall terminate on the date and at the time selected by the parties for such extension.

          7.2  Effect of Termination. If this Agreement shall be terminated as
               ---------------------
provided in Section 7.1, all obligations of the parties hereunder shall terminate without liability of any party to any other party, except that in the event of termination by reason of Section 7.1(a), the breaching party shall be liable for the reasonable expenses (including the reasonable attorneys' fees and expenses of counsel and court costs) of the other party in connection herewith and in the event of a willful breach the breaching party shall be liable for the damages of the other party resulting from such breach.

                                   SECTION 8
                                   ---------

     8.   MISCELLANEOUS.
          -------------

          8.1  Absence of Third Party Beneficiary Right. No provisions of this
               ----------------------------------------
Agreement are intended, nor will be interpreted, to provide or create any third party beneficiary rights or any other rights of any kind in any client, customer, affiliate, stockholder, partner or employee of any party hereto or any other person or entity and all provisions hereof will be personal solely between the parties to this Agreement.

          8.2  Further Assurances. Each party agrees to cooperate with the other
               ------------------
party and to execute such further instruments, documents and agreements and to give such further written assurances from and after the date hereof as may be reasonably requested to evidence and reflect the transaction described herein.

          8.3  Changes, Waivers, Etc. Neither this Agreement nor any provision
               ---------------------
hereof may be amended, changed, waived, discharged or terminated orally, except by a statement in writing which references this Agreement and is signed by the party against whom enforcement of the amendment, change, waiver, discharge or termination is sought.

          8.4  Expiry of Representations and Warranties. The representations and
               ----------------------------------------
warranties contained in this Agreement shall expire on the Closing Date.

          8.5  Payment of Fees and Expenses. Each of the parties hereto shall
               ----------------------------
pay its own respective fees and expenses incurred in connection herewith.

          8.6  Notices. All notices, requests, consents and other communications
               -------
required or permitted hereunder shall be in writing and shall be delivered, sent by telecopy, or mailed first-class postage prepaid, registered or certified mail,

          If to Buyer:        Artest Corporation
                              678 Almanor Avenue
                              Sunnyvale, CA 94085
                              Attention: Jen Kao, President
                              Telephone: (408) 731-8778
                              Telecopy: (408) 731-8770

          If to Seller:       Micro Linear Corporation
                              2092 Concourse Drive
                              San Jose, CA 95131
                              Attention: David Gellatly
                              Telephone: (408) 298-8400
                              Telecopy: (408) 288-9910

          with a copy to:     Wilson Sonsini Goodrich & Rosati, P.C.
                              650 Page Mill Road
                              Palo Alto, CA 94304-1050
                              Attention: J. Robert Suffoletta
                              Telephone: (650) 493-9300
                              Telecopy: (650) 493-6811

Such notices and other communications shall for all purposes of this Agreement be treated as being effective or having been given if delivered personally or by telecopy on the date of delivery, or, if sent by mail, five (5) days thereafter.

          8.7  Entire Agreement.  This Agreement, including the schedules and
               ----------------
exhibits which are incorporated into and made an internal part of this Agreement by reference, sets forth the entire understanding of the parties and supersedes all prior agreements of the parties with respect to the subject matter hereof

          8.8  Satisfaction of Conditions. Each party will use reasonable
               --------------------------
commercial efforts to cause all conditions to its obligations hereunder to be timely satisfied and to perform and fulfill all obligations on its part to be performed and fulfilled under this Agreement to the end that the transactions contemplated hereby shall be effected substantially in accordance with the terms of this Agreement as soon as practicable.

          8.9  Bulk Transfer Laws. The parties hereby waive compliance with any
               ------------------
applicable bulk transfer laws, including, but not limited to, the bulk transfer provisions of the Uniform Commercial Code of any state, or any similar statute, with respect to the transactions contemplated hereby.

          8.10 Attorneys' Fees. If any litigation or arbitration is commenced
               ---------------
between the parties hereto or their representatives concerning any provision of this Agreement or the rights and duties of any person or entity hereunder, solely as between the parties hereto or their successors, the party or parties prevailing in such proceeding (including any arbitration) will be entitled to the reasonable attorneys' fees and expenses of counsel and court costs and other out-of-pocket expenses incurred by reason of such litigation or arbitration.

          8.11 Headings, References to Agreement. The headings of the sections
               ---------------------------------
of this Agreement have been inserted for convenience of reference only and do not constitute a part of this Agreement. References herein to "this Agreement" shall include all schedules and exhibits hereto.

          8.12 Choice of Law; Interpretation. It is the intention of the parties
               -----------------------------
that the laws of the State of California shall govern the validity of this Agreement, the construction of its terms and the interpretation of the rights and duties of the parties.

          8.13 Arbitration. Any and all disputes, controversies or claims
               -----------
whether of law or fact and of any nature whatsoever arising from or respecting this Agreement shall be decided by binding arbitration in accordance with the Commercial Arbitration Rules then in effect of the American Arbitration Association (the "Arbitration Rules"). Unless otherwise agreed to in writing the
                  -----------------
arbitration shall be held in San Jose, California.

     The arbitrators shall be selected as follows: In the event the parties agree on one arbitrator, the arbitration shall be conducted by such arbitrator. In the event the parties do not so agree, Seller and Buyer shall each designate one arbitrator within thirty (30) days following receipt of a notice from the other party of such party's election to submit an unresolved matter to arbitration. Such designated arbitrators shall mutually agree upon and shall designate a third arbitrator; provided, however, that failing such agreement within twenty (20) days after the end of the thirty (30) day notice period, the third arbitrator shall be appointed in accordance with the Arbitration Rules.

     At the request of either party, the arbitration proceedings will be confidential; in such case all documents, testimony and records shall be received, heard and maintained by the arbitrator(s) and the American Arbitration Association as confidential records. The arbitrators shall have the authority to enter an appropriate protective order to enforce such confidentiality.

     The arbitrators, who shall act by majority vote, shall be able to decree any and all relief as a temporary restraining order, a temporary and/or a permanent injunction, and shall also be able to award damages, with or without an accounting and costs. The final decision of the majority of the arbitrators, which shall be delivered in writing, shall constitute a conclusive determination of the matter in question, shall be binding upon the parties hereto and shall not be contested by either of them. The decree or judgment of an award rendered by the arbitrator may be entered in any court having jurisdiction thereof.

     Reasonable notice of the time and place of arbitration shall be given to all persons as shall be required by law, in which case such persons or their authorized representatives shall have the right to attend and/or participate in all the arbitration hearings in such manner as the law shall require.

          8.14 Severability. To the extent any provision of this Agreement shall
               ------------
be invalid or unenforceable, it shall be considered deleted from this Agreement and the remaining provisions of this Agreement shall be unaffected and shall continue in full force and effect.

          8.15 Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

          8.16 Counterparts. This Agreement may be executed in counterparts,
               ------------
each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          8.17 Advice of Legal Counsel. Each party acknowledges and represents
               -----------------------
that, in executing this Agreement, it has had the opportunity to seek advice as to its legal rights from legal counsel and that the person signing on its behalf has read and understood all of the terms and provisions of this Agreement. Further, each party has reviewed this Agreement, which may not be construed against any party by reason of its preparation or word processing.





                 [Remainder of Page Intentionally Left Blank]

     IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed and delivered as of date and year first above written.

MICRO LINEAR CORPORATION                     ARTEST CORPORATION



By:  /s/ David L. Gellatly                   By:  /s/ Jen Kao
     -----------------------------                ----------------------------
     David L. Gellatly                            Jen Kao
     President and Chief                          President and Chief
     Executive Officer                            Executive Officer






         [Signature Page to Agreement for Purchase and Sale of Assets]

                                   Exhibit A
                                   ---------

                                PROMISSORY NOTE

$4,956,332                                                        April 28, 2000

     For value received, the undersigned Artest Corporation, a California corporation ("Borrower"), irrevocably and unconditionally promises to pay to the
              --------
order of Micro Linear Corporation, a Delaware corporation ("Lender"), at such
                                                            ------
place as the holder hereof may designate, in lawful money of the United States of America and in immediately available funds, the principal amount of Four Million Nine Hundred Fifty-Six Thousand Three Hundred Thirty-Two U.S. dollars ($4,956,332) (the "Loan").
                   ----

     This note ("Note") is issued pursuant to an Agreement for Purchase and Sale
                 ----
of Assets by and between Borrower and Lender dated as of April 28, 2000 (the "Purchase Agreement").
 ------------------

     Borrower shall pay interest on the aggregate unpaid principal advanced hereunder at the per annum rate of six percent (6%), which shall accrue on the basis of actual days elapsed and a year of 360 days ("Interest"). Interest
                                                      --------
hereunder shall be due and payable on the 15th calendar day of each month until all principal advanced hereunder shall have been paid in full by Borrower.

     The principal amount of the Loan shall be due and payable in equal monthly installments of $165,211.07 beginning on November 15, 2000. All of the principal amount of the Loan and all other indebtedness of Borrower accrued under this Note shall be due and payable in full on April 15, 2003. The principal amount of the Loan is prepayable by Borrower at any time without penalty.

     Borrower promises to pay Lender all costs and expenses of collection of this Note and to pay all reasonable attorney's fees incurred in such collection, or in any judicial or other legal proceeding to collect this Note or in appeal thereof (collectively, "Expenses"), within ten (10) days after its receipt of
                        --------
Lender's invoice therefor.

     If Borrower fails to fully pay when due any principal amount of the Loan, accrued unpaid Interest or Expenses when due pursuant to this Note, Borrower shall, in addition to the interest determined in accordance with the foregoing paragraph, pay default interest at the per annum rate of twelve and one-half percent (12.5%) or such lesser rate as would equal the maximum rate under applicable usury law, which shall accrue on the basis of actual days elapsed and a year of 360 days ("Default Interest"), on all such over-due and unpaid
                     ----------------
principal, Interest and Expenses for a period from the date on which such failure occurred through the date on which such failure is cured, both inclusive.

     Borrower understands and irrevocably agrees that time is of the essence as to all obligations of Borrower hereunder and that no delay by Lender in exercising any power or right hereunder shall operate as a waiver of any power or right.

     Borrower irrevocably waives the right to direct the application of any and all payments at any time hereafter received by Lender from or on behalf of Borrower, and Borrower irrevocably agrees that Lender shall have the continuing exclusive right to apply any and all such payments against the then due and owing obligations of Borrower as Lender may deem advisable. In the absence of a specific determination by Lender with respect thereto and except as otherwise provided herein, all payments shall be applied in the following order: (a) then due and payable fees and expenses, (b) then due and payable Default Interest payments, (c) then due and payable Interest payments, and (d) then due and payable principal payments.

     This Note shall be governed by, and construed in accordance with, the laws of the State of California.

                                                  "Borrower"

                                                  ARTEST CORPORATION




                                                  By: /s/ Jen Kao
                                                      -------------------------
                                                      Jen Kao
                                                      President and CEO

                                   Exhibit B
                                   ---------

                        OPERATING AGREEMENT 04/28/2000

                                  DEFINITIONS

The definitions set forth below shall apply wherever they appear in this Agreement and all exhibits hereto.

"Confidential Information" shall mean any information written or otherwise disclosed in any medium by one party to the other under this Agreement which is marked or otherwise designated as "Confidential" or is clearly by its nature confidential. Confidential Information shall include, but is not limited to, confidential information of subcontractors and suppliers to either party.

"Production Test Services" shall mean those services Artest agrees to perform for MLIN pursuant to this contract including, but not limited to providing MLIN employees access to the TEST, and providing MLIN with sort, assembly, final test and shipping for MLIN products listed in Exhibit E.

"Retention Amount" shall mean an amount of money to be paid over time by MLIN to Artest, which agrees to pay such amounts to the TEST Personnel in order to assure the retention of necessary TEST Personnel. The Retention Amount shall be equal to the sum of MLIN's current identified program (Exhibit F) for each of the TEST Personnel as specified in Exhibit G (for a total of [*]). Any part of the Retention Amount, which has not been paid to the TEST Personnel at the end of twelve (12) months following the effective date of this Agreement, shall be returned to MLIN.

"TEST" shall mean the backend test equipment of MLIN test operations which is listed in Section 2.1a.

"TEST Facilities" shall mean the current location of TEST.

"TEST Personnel" shall mean the operators, techs, QA&R and test personnel listed in Exhibit G, who are currently employed by MLIN and are part of the transfer.


                                   PERSONNEL

Artest agrees to hire the supervisors, operators, test maintenance, quality and shipping/receiving personnel listed in Exhibit G who are currently employed by
                                       ---------
MLIN to maintain continuity and knowledge of MLIN products. The TEST Personnel shall become employees of Artest and shall be the sole responsibility of Artest. Artest will continue to provide MLIN with subcontracting services for production test and shipping in the same manner as is currently done by MLIN for a minimum of three (3) years following the closing of the transaction. All of the Artest personnel assigned to MLIN work projects will be allowed to co-mingle with MLIN personnel at the MLIN facility located at 2092 Concourse Drive, San Jose, California. All payments due to Micro


* Confidential treatment has been requested with respect to certain portions of this exhibit. Such portions are marked with a "[*]" in place of the redacted language. Omitted portions are filed separately with the Securities and Exchange Commission.

Linear employees to be hired by Artest as a result of the termination of employment from Micro Linear are the sole responsibility of Micro Linear.

MLIN and Artest agree to the following retention program to assure continuity or those personnel to be hired by Artest from MLIN. MLIN will pay the retention amount as three (3) retainer payments to Artest during the twelve (12) months following the effective date of the agreement in four (4) month intervals in the following manner: 4 months (30%), 8 months (30%), 12 months (40%). Arrest agrees to pay these retention payments received from MLIN to the listed personnel based on mutually agreed retention policies. Artest will refund to MLIN any retention amounts not paid to former MLIN employees at the end of the twelve (12) month period. Any additional retention amounts paid to these or other employees will be the sole responsibility of Artest. The Retention Amount shall be intended to meet any severance obligation of MLIN to the TEST Personnel and they shall be notified of this fact. Any transferred employee who is laid off during the 12-month time period will receive the retention payment entitled through the end of the applicable 4-month segment. (i.e. if an employee is laid off after 6 months, they will receive the 30% retention payment due through the 8-month time segment). The retention payments to Artest shall be paid on the following dates:

     1st payment:  September 1, 2000
     2nd payment:  January 2, 2001
     3rd payment:  May 1, 2001


                           PRODUCTION TEST SERVICES

Production Test Services. MLIN will agree to use Artest as its primary subcontractor to perform sort, final test and shipping responsibilities for MLIN products listed in Exhibit E for a period of at least three (3) years following the closing of the transaction, provided that Arrest can maintain the costs, service and quality for test and shipping at or below the costs listed in Exhibit E. The parties agree to meet from time to time during the course of the
---------
term of this agreement to discuss the services and quality for the testing provided by Arrest to MLIN under this agreement. If MLIN determines that Arrest's services are in any way non-competitive, then MLIN shall give Artest written notice of such inadequacy and Artest shall have reasonable time to correct the deficiency. If Artest shall fail to correct then MLIN can upon written notice obtain services from another source.

Artest will agree to implement productivity enhancements, which will reduce test costs to MLIN by [*] per year.

MLIN will agree to endeavor to use Artest as its primary subcontractor for sort, final test and shipping and will grant to Artest first right of refusal for any new products MLIN develops, provided Artest's costs are competitive and Artest supports the tester platform required.

Micro Linear agrees to subcontract to Artest production sort and/or final test volume shown in Exhibit E equal to a minimum of [*] of revenue to Artest. Micro
                ---------
Linear also agrees, although it cannot guarantee volume levels or product mix, to subcontract to Arrest in the subsequent two (2) years all or most of its production sort and/or test volume with Arrest having the right of first refusal for all products, provided that Arrest costs and quality are competitive. (This ensures that



* Confidential treatment has been requested with respect to certain portions of this exhibit. Such portions are marked with a "[*]" in place of the redacted language. Omitted portions are filed separately with the Securities and Exchange Commission.

Artest has the right to the maximum amount of MLIN revenue, at whatever business level MLIN can achieve during the subsequent 2 years).

In the event that Artest is unable for any reason (other than force majeur) to provide testing services to Micro Linear at the Leased Premises or other locations as contemplated hereby (within the cost guidelines agreed to and represented in Exhibit E), then Micro Linear shall be granted such access to the
               ---------
Test Equipment at mutually agreeable rates not in excess of prevailing market rates to enable Micro Linear to have such testing services performed in a timely manner.

Access to Teradyne, Sentry, LTX and TMT Equipment. Artest will agree to provide access to its testing operations at the Leased Premises for MLIN product and test engineers for test development and yield enhancement during the daytime shift. Artest acknowledges that MLIN requires up to the hrs/month of the test systems listed in this table:

                          Test System     Hrs/month
                          -----------     ---------
                              [*]            [*]

Artest agrees to give MLIN the right to use these machines and the required support hardware software up to these limits during the daytime shift in any given month. MLIN will notify Artest when it doesn't need the time and will release any unused machine time to Artest for its use. Conversely, Artest will notify MLIN if it doesn't need the machine time beyond the minimum time listed above and release to MLIN the right to use the machines beyond the agreed to hours.

For the use of the machines as listed above and required handler/prober support machines, MLIN will agree to pay Artest user fees of [*] per year payable in equal monthly installments, beginning on the date of the execution of this agreement. The user fee shall be payable on or before the third day of each month.

Artest and MLIN will agree to cooperate to transfer to Artest any MLIN "right to use" license on the above systems at the most reasonable allowed cost. Artest and MLIN will identify the cost for such a transfer, if applicable, prior to the signing of the Definitive Agreement and subject to Artest approval of such terms. Artest and MLIN shall use their reasonable best efforts to minimize the cost of this transfer but any costs associated with the transfer of the license shall be born by Artest alone and MLIN shall have no obligation to assure the transfer.

TMT RFX Test System. Artest will agree to provide additional capacity for TMT RFX system for production testing for certain products MLIN has developed and plans on developing, in the future. Artest will purchase sufficient TMT RFX test systems and related interface hardware, satisfactory to MLIN, to be located at the Leased Premises or another local site or Artest will make arrangements with other external test subcontractors to acquire TMT RFX test systems and ensure sufficient access as to meet the needs for MLIN production test. MLIN will negotiate with TMT to allow Artest access to MLIN's favorable price and scheduling if beneficial. MLIN will commit to [*]/hours of production testing per month per tester for a minimum of 1 year.

If MLIN has a need for access to the additional TMT RFX test systems for product and test engineers for test development and yield enhancement beyond the amount identified above, then Artest will provide capacity for engineering during the daytime shift. MLIN will identify the hours per month required for this additional machine time and Artest agrees to give MLIN the


* Confidential treatment has been requested with respect to certain portions of this exhibit. Such portions are marked with a "[*]" in place of the redacted language. Omitted portions are filed separately with the Securities and Exchange Commission.

right to use the TMT RFX additional machines up to these limits during the daytime shift in any given month. MLIN will agreed to notify Artest when it doesn't need the minimum guaranteed time and will release any unused machine time to Artest for its use. Conversely, Artest will notify MLIN if it doesn't need the TMT RFX machines beyond the minimum time listed above and release to MLIN the right to use the machines beyond the agreed to hours.

For the use of the additional TMT RFX test systems as listed above, MLIN agrees to pay Artest user fee's of [*] per week per tester for 8hrs/day daytime access to the system, if and as required for 1 year.

Relocation of TEST. Upon the expiration of the term of the sublease, Artest may choose to relocate TEST at its own cost to a new facility that allows full access by MLIN product and test engineering personnel. Notwithstanding the foregoing, if Artest should consider such a move, Artest shall ensure the continuous operation of TEST during the relocation with uninterrupted access by MLIN employees. The new TEST Facilities shall be of the same quality and close proximity to MLIN's product and test engineering personnel as are the current TEST Facilities. Artest and MLIN shall use their best efforts to jointly seek new space to allow for a coordinated move to the new facilities. All facility items purchased by Artest will remain the property of Artest after the expiration of the current lease and not part of Facility left behind for landlord.

Assembly Support/Off-shore Test Capability. MLIN will transfer the responsibility for assembly and off-shore test to Artest. In this capacity, Artest will endeavor to establish relationships with key assembly subcontractors for the purpose of securing both capacity and favorable pricing for MLIN products. MLIN estimates that the assembly business opportunity for fiscal year 2000 will be approximately [*]. Artest may consider establishing off-shore sort and/or test capability with selected subcontractors on certain products agreed to by MLIN. MLIN will pay to Artest a management fee of [*] of the assembly revenue for this transfer of responsibility.

Term of Services Contract. Unless otherwise specified, the term of the Production Test Services part of the Agreement shall be for a minimum of three
(3) years from the date of the execution of this Agreement.

Termination and Renewal. At least 90 but not more than 180 days before the expiration of this Agreement, the parties shall notify each other in writing whether the Agreement will terminate if the parties do not provide such notification, the Agreement will automatically renew for a period of one year at prices to be agreed upon. Thereafter, the agreement will automatically renew each year until the parties provide written notice of its termination.

Termination for Cause. If either party materially breaches a provision and fails to cure such breach within the thirty (30) days after receiving written notice from the other party, such other party shall have the right at its option to terminate the Production Test Services portion of this Agreement. Upon termination of the Production Test Services portion of this Agreement for cause, the parties shall pay to each other any fees or rents due at the time of the termination.

Bankruptcy. Should either party: (i) become insolvent, (ii) make an assignment for the benefit of creditors; (iii) file or have filed against it a petition in bankruptcy or reorganization; (iv) have


* Confidential treatment has been requested with respect to certain portions of this exhibit. Such portions are marked with a "[*]" in place of the redacted language. Omitted portions are filed separately with the Securities and Exchange Commission.

a receiver, manager, administrator, or administrative receiver appointed; or (v) institute any proceedings for liquidation or winding up; then the other party may, in addition to other rights and remedies it may have, terminate this Agreement immediately by written notice.

Property Upon Termination. Upon expiration or termination of this Agreement, both parties will deliver to the other all property of the other party that they may have in their possession or control.

Acquisition of MLIN. In the event that MLIN is sold to or acquired by a third party, the terms and conditions of this agreement shall be binding.

Acquisition of Artest. In the event that Artest is sold to or acquired by a third party, the terms and conditions of this agreement shall be binding.


                                 MISCELLANEOUS

Invoices. Unless otherwise provided in this Agreement, Artest and MLIN shall invoice each other for fees for any Production Test Services provided pursuant to this agreement. All invoices shall be due and payable when invoiced, and shall be deemed overdue if they remain unpaid thirty (30) days after they become payable. Overdue amounts shall accrue interest at the rate of two (2) percent per month, or at the highest legal interest rate, if less.

Payments.  All payments referred to in this agreement are net 30 days.

Confidential Information. During the term of this Agreement and subsequent thereto, the receiving party will keep all Confidential Information of the other party in confidence and will not, without prior written consent of the disclosing party, publish, disclose or otherwise make available, directly or indirectly, any item of Confidential Information to any person other than those of the receiving party's employees, agents or contractors who need to know the same in the performance of their duties for the receiving party.

Publicity. The parties agree that they shall not make any disclosure, by means of the issuance of any reports, statements or releases or otherwise, pertaining to the contents of this Agreement or the transactions contemplated hereby, except that MLIN shall be permitted to make such disclosures as may be required by federal and state securities laws or the rules and regulations of the Nasdaq National Market.

Dispute Resolution. The parties shall attempt in good faith to resolve any dispute arising out of this Agreement, including but not limited to any dispute regarding the interpretation of or performance under said Agreement, promptly by negotiations. If these negotiations should fail, the parties shall resolve any dispute by submitting it to binding arbitration in San Jose, California under the rules of the American Arbitration. Notwithstanding the foregoing, either party shall have the right to seek preliminary injunctive relief at any time. The prevailing party shall have all reasonable legal fees reimbursed.

Governing Law. This Agreement shall be governed in all respects by the laws of the United States of America and the State of California. The parties agree that the United Nations

Convention on Contracts for the International Sale of goods is specifically excluded from application to this Agreement.

Notices. Any notices required or permitted hereunder will be given to the appropriate party at the address specified below or at such other address as the party may specify in writing. Such notice shall be deemed given upon personal delivery to the appropriate address or, if sent by certified or registered mail, three (3) days after the date of mailing.

As to: Micro Linear Corporation:
David Gellatly
Micro Linear Corporation
2092 Concourse Dr.
San Jose, CA 95131

Artest Corporation:
Jen Kao
Artest Corporation
678 Almanor Ave.
Sunnyvale, CA 94085

Counterparts. This Agreement may be signed in counterparts, each of which shall be deemed an original, and all of which shall together constitute one and the same Agreement.

Complete Understanding and Modification. This Agreement and the Exhibits attached hereto constitute the full and complete understanding and agreement of the parties relating to the subject matter hereof and supersedes all prior understandings and agreements relating to such subject matter. Any waiver, modification, or amendment of any provision of this Agreement shall be effective only if in writing and signed by each of the parties hereto.

Waiver. The failure of either party to insist upon strict compliance with any of the terms, covenants or conditions of this Agreement by the other party shall not be deemed a waiver of that term, covenant or condition, nor shall any waiver or relinquishment of any right or power at any one time be deemed a waiver or relinquishment of that right or power for all or any other time.

Force Majeure. The parties shall not be liable for any delay or failure to perform, in whole or in part, caused by the occurrence of any contingency beyond its reasonable control, including but not limited to: war, sabotage, insurrection, rebellion, riot or other act of civil disobedience, act of public enemy, failure or delay in transportation, act of any government or any agency or subdivision thereof, judicial action, labor disputes, shortages of materials, fire, accident, explosion, epidemic, quarantine restrictions, storm, flood or earthquake.

In Witness Whereof, the duly authorized representative of the parties has executed this Agreement as of the effective Date.

MICRO LINEAR CORPORATION                     ARTEST CORPORATION



Signed:  /s/ David L. Gellatly               Signed:  /s/ Jen Kao

Printed Name:  David Gellatly                Printed Name:  Jen Kao

Title:  President & CEO                      Title:  President & CEO

Date:  4/28/00                               Date:  04-28-2000

                       Exhibit E to Operating Agreement
                                      [*]



* Confidential treatment has been requested with respect to certain portions of this exhibit. Such portions are marked with a "[*]" in place of the redacted language. Omitted portions are filed separately with the Securities and Exchange Commission.

                       Exhibit F to Operating Agreement

Exhibit F
Retention Policy:

Retention bonus of [*] week's pay for every [*] months of continued employment up to a maximum of [*] months after the acquisition.


* Confidential treatment has been requested with respect to certain portions of this exhibit. Such portions are marked with a "[*]" in place of the redacted language. Omitted portions are filed separately with the Securities and Exchange Commission.

                       Exhibit G to Operating Agreement


                                 ARTEST/MLIN
                                 -----------

                              EMPLOYEE LISTING
                                BY DEPARTMENT
                                  27-Apr-00

--------------------------------------------------------------------------------
Dept            Name                    Title                   DOH      Salary
--------------------------------------------------------------------------------
4120           [*]                      [*]                     [*]      [*]        [*]          1

4310           [*]                      [*]                     [*]      [*]        [*]          4        10%
4310           [*]                      [*]                     [*]      [*]        [*]          1
4310           [*]                      [*]                     [*]      [*]        [*]          2        10%
4310           [*]                      [*]                     [*]      [*]        [*]          1                10%
4310           [*]                      [*]                     [*]      [*]        [*]          4
4310           [*]                      [*]                     [*]      [*]        [*]          1
4310           [*]                      [*]                     [*]      [*]        [*]          2        10%     10%
4310           [*]                      [*]                     [*]      [*]        [*]          3        15%
4310           [*]                      [*]                     [*]      [*]        [*]          1
4310           [*]                      [*]                     [*]      [*]        [*]          3        15%
4310           [*]                      [*]                     [*]      [*]        [*]          1
4310           [*]                      [*]                     [*]      [*]        [*]          3        15%
4310           [*]                      [*]                     [*]      [*]        [*]          2        10%
4310           [*]                      [*]                     [*]      [*]        [*]          3        15%     10%
4310           [*]                      [*]                     [*]      [*]        [*]          2        10%     10%
4310           [*]                      [*]                     [*]      [*]        [*]          4        10%     10%
4310           [*]                      [*]                     [*]      [*]        [*]          2        10%
4310           [*]                      [*]                     [*]      [*]        [*]          4        10%
4310           [*]                      [*]                     [*]      [*]        [*]          4        10%
4310           [*]                      [*]                     [*]      [*]        [*]          2        10%
4310           [*]                      [*]                     [*]      [*]        [*]          3        15%
4310           [*]                      [*]                     [*]      [*]        [*]          5        15%
4310           [*]                      [*]                     [*]      [*]        [*]          4        10%     10%
4310           [*]                      [*]                     [*]      [*]        [*]          3        15%     10%
4310           [*]                      [*]                     [*]      [*]        [*]          3        15%
4310           [*]                      [*]                     [*]      [*]        [*]          1

Temporary Employees
-------------------

4310           [*]                      [*]                     [*]      [*]        [*]          5        15%
4310           [*]                      [*]                     [*]      [*]        [*]          3        15%
4310           [*]                      [*]                     [*]      [*]        [*]          5        15%     10%
4310           [*]                      [*]                     [*]      [*]        [*]          5        15%
4310           [*]                      [*]                     [*]      [*]        [*]          2        10%
4310           [*]                      [*]                     [*]      [*]        [*]
4310           [*]                      [*]                     [*]      [*]        [*]          1
4310           [*]                      [*]                     [*]      [*]        [*]          5        15%
4310           [*]                      [*]                     [*]      [*]        [*]          1
4310           [*]                      [*]                     [*]      [*]        [*]          5        15%
4310           [*]                      [*]                     [*]      [*]        [*]          5        15%
4310           [*]                      [*]                     [*]      [*]        [*]          2        10%
4310           [*]                      [*]                     [*]      [*]        [*]          4        10%
4310           [*]                      [*]                     [*]      [*]        [*]          4        10%
4310           [*]                      [*]                     [*]      [*]        [*]          5        15%
4310           [*]                      [*]                     [*]      [*]        [*]          4        10%

4360           [*]                      [*]                     [*]      [*]        [*]          1

7040           [*]                      [*]                     [*]      [*]        [*]          1
7040           [*]                      [*]                     [*]      [*]        [*]          1
7040           [*]                      [*]                     [*]      [*]        [*]          1
7040           [*]                      [*]                     [*]      [*]        [*]          1
7040           [*]                      [*]                     [*]      [*]        [*]          1

7500           [*]                      [*]                     [*]      [*]        [*]          1
7500           [*]                      [*]                     [*]      [*]        [*]          1

8050           [*]                      [*]                     [*]      [*]        [*]          3        15%
8050           [*]                      [*]                     [*]      [*]        [*]          1
8050           [*]                      [*]                     [*]      [*]        [*]          3        15%
8050           [*]                      [*]                     [*]      [*]        [*]          2        10%
8050           [*]                      [*]                     [*]      [*]        [*]          3        15%
8050           [*]                      [*]                     [*]      [*]        [*]          2        15%
8050           [*]                      [*]                     [*]      [*]        [*]          4
8050           [*]                      [*]                     [*]      [*]        [*]          2        10%
8050           [*]                      [*]                     [*]      [*]        [*]          3        15%
8050           [*]                      [*]                     [*]      [*]        [*]          2        10%
8050           [*]                      [*]                     [*]      [*]        [*]          1
8050           [*]                      [*]                     [*]      [*]        [*]          3        15%
8050           [*]                      [*]                     [*]      [*]        [*]          3        15%
8050           [*]                      [*]                     [*]      [*]        [*]          3        15%
8050           [*]                      [*]                     [*]      [*]        [*]          1

                                                                                    [*]

* Confidential treatment has been requested with respect to certain portions of this exhibit. Such portions are marked with a "[*]" in place of the redacted language. Omitted portions are filed separately with the Securities and Exchange Commission.

                Schedule to Section 3.2 of Operating Agreement
                                      [*]



* Confidential treatment has been requested with respect to certain portions of this exhibit. Such portions are marked with a "[*]" in place of the redacted language. Omitted portions are filed separately with the Securities and Exchange Commission.

                   Key Points of Understanding    04/27/2000
                   ---------------------------

Offices. Two enclosed offices are to be made available in the NW side of Bldg 1. MLIN and Artest may consider replacing these with other offices in the rear of the building at a later date.

Signage. MLIN and Artest will agree upon a location for Artest signage and implement. Artest will pay for this cost.

Telephones. Establish phone lines with Pac Bell for Artest use. Artest will be billed directly. Review over next 90 days to determine any better alternate solutions.

Email. Establish email access for Artest employees over the existing ML internet connection. Specific PCs will be set up to accomplish this. ML MIS will assist Artest employees to set this up and provide instruction. Review over the next 90 days to determine any better alternate solutions.

Shipping/Receiving. Artest will maintain the shipping/receiving area in Bldg 2. They will provide all shipping materials and receiving services for MLIN and Artest.

Stores. Artest will maintain `stores' in support of the production test services in Bldg 2. MLIN will assume responsibility for their stores within 60 days from the signing of the agreements.

Mail Delivery. Artest will support all internal mail delivery for a maximum of 60 days, whereupon, MLIN will assume responsibility for all MLIN mail.

Smocks. Artest will assume all responsibility for smocks used by all personnel in Bldg 1. They will bill MLIN separately for engineering and other MLIN support personnel requirements.

Badges. MLIN will provide badges with the Artest logo. Artest will reimburse MLIN for all badges.

Network. MLIN will provide access to the required databases within the ML internal network for all manufacturing needs. Over the next 90 days, these needs will be reviewed and any changes to the network access will be determined at that time. Artest will continue to sent the test data to the network in the same manner with no changes, unless mutually agreed upon.

Contracts. Artest will be introduced to all MLIN subcontractors/major suppliers. They will negotiate with the said subcontractors/suppliers to assume responsibility for current contracts and/or future needs. Artest may choose to renegotiate these contracts to enable improvements in pricing and service, where possible and beneficial to MLIN.

MLIN Long Range Demand Forecast. MLIN will provide a 3 month forecast for factory demand during the last week of each financial quarter. MLIN will also provide a 6 month outlook for capacity planning, each month, to cover any significant changes in forecast demand, to enable Artest to adjust their capability to respond.

MLIN Weekly Demand Forecast. MLIN will provide a weekly demand for sort & test and a daily demand for assembly. Performance to demand will be reviewed weekly.

Daily Production Meeting. Artest and MLIN will discuss all production and engineering issues and test equipment availability at a meeting held daily at 8 a.m.

Samples Meeting. Artest and MLIN will review sample demand, production performance, and MSD (delivery to manufacturing schedule date) performance every Wednesday at 9:30 a.m.

Engineering Requirements. MLIN will provide an engineering time demand forecast once a month. This will be updated daily at the 8:00 a.m. production meeting to reflect real time needs and changes.

Production documentation. All production documentation requirements and procedures are to remain the same unless and until requested changes are mutually agreed upon.

Samples. Samples testing for engineering characterization, QA&R reliability and customer returns, Customer Service, etc. will be charged to MLIN based on insertions/cpu time and index time for each product.

Rescreens. All rescreens of material which are required as a result of test program and/or hardware changes will be charged as normal production.

Bake and Pack. Artest will have responsibility for all supplies and equipment and charge MLIN at the rate of [*]/unit.

Lead Scan. Lead scan is part of the cost of insuring quality of MLIN products. There will be no charge for SOIC parts going into tape & reel. The cost for all other devices will be [*]/device.

Tape & Reel. Artest will have responsibility for all supplies and equipment and charge MLIN at the rate shown in the attached table.

Package Type            Internal        External
------------            --------        --------
8-16L(n)SOIC               [*]             [*]
16-28L(w)SOIC              [*]             [*]
PLCC                       [*]             [*]
32LTQFP                    [*]             [*]
44LTQFP                    [*]             [*]
64LTQFP                    [*]             [*]
8LTSSOP                    [*]             [*]
20LTSSOP                   [*]             [*]
28LSSOP                    [*]             [*]

Performance to Schedule. All issues or updates regarding Artest performance to schedule for any MLIN products should be communicated to the MLIN Production Control Supervisor as quickly as possible.

Load Boards/Probe Cards/Interface Hardware. MLIN will provide the initial set of hardware for production at [*] to Artest. Additional sets of hardware needed for capacity will be supplied by MLIN and charged at [*] to Artest. All additional sets of hardware will have to be agreed upon by both parties before work can begin. All repair and modifications of hardware will be provided by Artest at [*] to MLIN. If limited MLIN engineering support is needed to repair the hardware, MLIN will support this effort at [*]. If the repair or modification is substantial or excessive, MLIN will charge [*] to Artest.

Freight Charges. Artest will bill MLIN [*].


* Confidential treatment has been requested with respect to certain portions of this exhibit. Such portions are marked with a "[*]" in place of the redacted language. Omitted portions are filed separately with the Securities and Exchange Commission.

Backlap.  Artest will coordinate all backlap requirements and will bill MLIN
[*].

Remarking. Artest will coordinate all remarking requirements and will bill MLIN [*].

Invoicing.  Artest to invoice MLIN after sort, assembly and final test. [*].

Payments.  All payments referred to in this agreement are net 30 days.

New Product Die Cast Formulas. Costs for new products and changes for existing products are calculated based on the following formulas and attached table for the first year:

        Sort cost/die   = [*]
        Final test cost = [*]
        Assembly cost   = [*]
        Backlap cost    = [*]

It is expected that there will be cost improvements in subsequent years that will be reflected in the product cost to Micro Linear.

Table of sort/test costs/sec be tester platform.

        Tester          WS $/sec         FT $/sec
        -----           --------         --------
         [*]               [*]             [*]



* Confidential treatment has been requested with respect to certain portions of this exhibit. Such portions are marked with a "[*]" in place of the redacted language. Omitted portions are filed separately with the Securities and Exchange Commission.

                                   EXHIBIT C

            STANDARD INDUSTRIAL/COMMERCIAL MULTI-TENANT LEASE-GROSS
                  AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION

1.   Basic Provisions ("Basic Provisions").

     1.1 Parties: This Lease ("Lease"), dated for reference purposes only, May 01, 2000 is made by and between Micro Linear Corporation, a Delaware corporation, ("Lessor") and Artest Corporation, a California corporation ("Lessee"), (collectively the "Parties," or individually a "Party").

     1.2 (a) Premises: That certain portion of the Building, including all improvements therein or to be provided by Lessor under the terms of this Lease, commonly known by the street address of 2050 and 2092 Concourse Drive, located in the City of San Jose, County of Santa Clara, State of California, with zip code 95131, as outlined on Exhibit A attached hereto ("Premises"). The "Building" is that certain building containing the Premises and generally described as (describe briefly the nature of the Building): Two, one-story buildings located next door to one another, each consisting of approximately 47,000 square feet.

In addition to Lessee's rights to use and occupy the Premises as hereinafter specified, Lessee shall have non-exclusive rights to the Common Areas (as defined in Paragraph 2.7 below) as hereinafter specified, but shall not have any rights to the roof, exterior walls or utility raceways of the Building or to any other buildings in the Industrial Center. The Premises, the Building, the Common Areas, the land upon which they are located, along with all other buildings and improvements thereon, are herein collectively referred to as the "Industrial Center." (Also see Paragraph 2.)

     1.2 (b) Parking: 18.23% of the unreserved vehicle parking spaces ("Unreserved Parking Spaces") located in the Industrial Center. (Also see Paragraph 2.6.)

     1.3 Term: 3 years and 0 months ("Original Term") commencing See Addendum ("Commencement Date") and ending on the day before the 3rd Anniversary of the Commencement Date ("Expiration Date"). (Also see Paragraph-3).

     1.4 Early Possession: N/A ("Early Possession Date"). (Also see Paragraphs 3.2 and 3.3.)

     1.5 Base Rent: $ 25,024 per month ("Base Rent"), payable on the 1st day of each month commencing on the Commencement Date (Also see Paragraph 4.)

[    ]  If this box is checked, this Lease provides for the Base Rent to be adjusted per Addendum ___, attached hereto.

     1.6    (a) Base Rent Paid Upon Execution: $ N/A as Base Rent for the period
N/A.

     1.6 (b) Lessee's Share of Common Area Operating Expenses: N/A percent ( .%) ("Lessee's Share") as determined by [ ] prorata square footage of the Promises as compared to the total square footage of the Building or [ ] other criteria as described in Addendum _____.

     1.7    Security Deposit: $ N/A ("Security Deposit"). (Also see Paragraph
5.)

     1.8 Permitted Use: Semiconductor testing and manufacturing in the same manner and using the same equipment as Lessor immediately prior to the Commencement Date ("Permitted Use") (Also see Paragraph 6.)

     1.9    Insuring Party: Lessor is the "Insuring Party." (Also see Paragraph
8.)

     1.10 Addenda and Exhibits: Attached hereto is an Addendum or Addenda consisting of Paragraphs 1 through 7 and Exhibits A, all of which constitute a part of this Lease.

2.   Premises, Parking and Common Areas.

     2.1 Letting. Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor, the Premises, for the term, at the rental, and upon all of the terms, covenants and conditions set forth in this Lease. Unless otherwise provided herein, any statement of square footage set forth in this Lease, or that may have been used in calculating rental and/or Common Area Operating Expenses, is an approximation which Lessor and Lessee agree is reasonable and the rental and Lessee's Share (as defined in Paragraph 1.6(b)) based thereon is not subject to revision whether or not the actual square footage is more or less.

     2.2    [deleted]

     2.3    [deleted]

     2.4 Acceptance of Premises. Lessee hereby acknowledges: (a) that it has been advised by Lessor to satisfy itself with respect to the condition of the Premises (including but not limited to the electrical and fire sprinkler systems, security, environmental aspects, seismic and earthquake requirements, and compliance with the Americans with Disabilities Act and applicable zoning, municipal, county, state and federal laws, ordinances and regulations and any covenants or restrictions of record (collectively, "Applicable Laws") and the present and future suitability of the Premises for Lessee's intended use; (b) that Lessee has made such investigation as it deems necessary with reference to such matters, is satisfied with reference thereto, and assumes all responsibility therefore as the same relate to Lessee's occupancy of the Promises and/or the terms of this Lease; and (c) that neither Lessor, nor any of Lessor's agents, has made any oral or written representations or warranties with respect to said matters other than as set forth in this Lease.

                                                               Initials:________
                                                                        ________

     2.5 Lessee as Prior Owner/Occupant. The warranties made by Lessor in this Paragraph 2 shall be of no force or effect if immediately prior to the date set forth in Paragraph 1.1 Lessee was the owner or occupant of the Premises. In such event, Lessee shall, at Lessee's sole cost and expense, correct any non-compliance of the Premises with said warranties.

     2.6 Vehicle Parking. Lessee shall be entitled to use the number of Unreserved Parking Spaces and Reserved Parking Spaces specified in Paragraph 1.2(b) on those portions of the Common Areas designated from time to time by Lessor for parking. Lessee shall not use more parking spaces than said number. Said parking spaces shall be used for parking by vehicles no larger than full-size passenger automobiles or pick-up trucks, herein called "Permitted Size Vehicles." Vehicles other than Permitted Size Vehicles shall be parked and loaded or unloaded as directed by Lessor in the Rules and Regulations (as defined in Paragraph 40) issued by Lessor. (Also see Paragraph 2.9.)

           (a) Lessee shall not permit or allow any vehicles that belong to or are controlled by Lessee or Lessee's employees, suppliers, shippers, customers, contractors or invitees to be loaded, unloaded, or parked in areas other than those designated by Lessor for such activities.

           (b) If Lessee permits or allows any of the prohibited activities described in this Paragraph 2.6, then Lessor shall have the right, without notice, in addition to such other rights and remedies that it may have, to remove or tow away the vehicle involved and charge the cost to Lessee, which cost shall be immediately payable upon demand by Lessor.

           (c) Lessor shall at the Commencement Date of this Lease provide the parking facilities required by Applicable Law.

     2.7 Common Areas-Definition. The term "Common Areas" is defined as all areas and facilities outside the Premises and within the exterior boundary line of the Industrial Center and interior utility raceways within the Premises that are provided and designated by the Lessor from time to time for the general now exclusive use of Lessor, Lessee and other lessees of the Industrial Center and their respective employees, suppliers, shippers, customers, contractors and invitees, including parking areas, loading and unloading areas, trash areas, roadways, sidewalks, walkways, parkways, driveways and landscaped areas.

     2.8 Common Areas-Lessee's Rights. Lessor hereby grants to Lessee, for the benefit of Lessee and its employees, suppliers, shippers, contractors, customers and invitees, during the term of this Lease, the non-exclusive right to use, in common with others entitled to such use, the Common Areas as they exist from time to time, subject to any rights, powers, and privileges reserved by Lessor under the terms hereof or under the terms of any rules and regulations or restrictions governing the use of the Industrial Center. Under no circumstances shall the right herein granted to use the Common Areas be deemed to include the right to store any property, temporarily or permanently, in the Common Areas. Any such storage shall be permitted only by the prior written consent of Lessor or Lessor's designated agent, which consent may be revoked at any time. In the event that any unauthorized storage shall occur then Lessor shall have the right, without notice, in addition to such other rights and remedies that it may have, to remove the property and charge the cost to Lessee, which cost shall be immediately payable upon demand by Lessor.

     2.9 Common Areas-Rules and Regulations. Lessor or such other person(s) as Lessor may appoint shall have the exclusive control and management of the Common Areas and shall have the right, from time to time, to establish, modify, amend and enforce reasonable Rules and Regulations with respect thereto in accordance with Paragraph 40. Lessee agrees to abide by and conform to all such Rules and Regulations, and to cause its employees suppliers, shippers, customers, contractors and invitees to so abide and conform. Lessor shall not be responsible to Lessee for the non-compliance with said rules and regulations by other lessees of the Industrial Center.

     2.10 Common Areas-Changes. Lessor shall have the right, in Lessor's sole discretion, from time to time:

           (a) To make changes to the Common Areas, including, without limitation, changes in the location, size, shape and number of driveways, entrances, parking spaces, parking areas, loading and unloading areas, ingress, egress, direction of traffic, landscaped areas, walkways and utility raceways;

           (b) To close temporarily any of the Common Areas for maintenance purposes so long as reasonable access to the Premises remains available;

           (c) To designate other land outside the boundaries of the Industrial Center to be a part of the Common Areas;

           (d)    To add additional buildings and improvements to the Common
Areas;

           (e) To use the Common Areas while engaged in making additional improvements, repairs or alterations to the Industrial Center, or any portion thereof; and

           (f) To do and perform such other acts and make such other changes in, to or with respect to the Common Areas and Industrial Center as Lessor may, in the exercise of sound business judgment, deem to be appropriate.

3.  Term.

     3.1 Term. The Commencement Date, Expiration Date and Original Term of this Lease are as specified in Paragraph 1.3.

                                                               Initials:_______
                                                                        _______

     3.2 Early Possession. If an Early Possession Date is specified in Paragraph 1.4 and if Lessee totally or partially occupies the Premises after the Early Possession Date but prior to the Commencement Date, the obligation to pay Base Rent shall be abated for the period of such early occupancy. All other terms of this Lease, however, (including but not limited to the obligations to pay Lessee's Share of Common Area Operating Expenses and to carry the insurance required by Paragraph 8) shall be in effect during such period. Any such early possession shall not affect nor advance the Expiration Date of the Original Term.

     3.3 Delay In Possession. If for any reason Lessor cannot deliver possession of the Premises to Lessee by the Early Possession Date, if one is specified in Paragraph 1.4, or if no Early Possession Date is specified, by the Commencement Date, Lessor shall not be subject to any liability therefor, nor shall such failure affect the validity of this Lease, or the obligations of Lessee hereunder, or extend the term hereof, but in such case, Lessee shall not, except as otherwise provided herein, be obligated to pay rent or perform any other obligation of Lessee under the terms of this Lease until Lessor delivers possession of the Premises to Lessee. If possession of the Premises is not delivered to Lessee within sixty (60) days after the Commencement Date, Lessee may, at its option, by notice in writing to Lessor within ten (10) days after the end of said sixty (60) day period, cancel this Lease, in which event the parties shall be discharged from all obligations hereunder; provided further, however, that if such written notice of Lessee is not received by Lessor within said ten (10) day period, Lessee's right to cancel this Lease hereunder shall terminate and be of no further force or effect. Except as may be otherwise provided, and regardless of when the Original Term actually commences, if possession is not tendered to Lessee when required by this Lease and Lessee does not terminate this Lease, as aforesaid, the period free of the obligation to pay Base Rent, if any, that Lessee would otherwise have enjoyed shall run from the date of delivery of possession and continue for a period equal to the period during which the Lessee would have otherwise enjoyed under the terms hereof, but minus any days of delay caused by the acts, changes or omissions of Lessee.

4.   Rent.

     4.1 Base Rent. Lessee shall pay Base Rent and other rent or charges, as the same may be adjusted from time to time, to Lessor in lawful money of the United States, without offset or deduction, on or before the day on which it is due under the terms of this Lease. Base Rent and ail other rent and charges for any period during the term hereof which is for less than one full month shall be prorated based upon the actual number of days of the month involved. Payment of Base Rent and other charges shall be made to Lessor at its address stated herein or to such other persons or at such other addresses as Lessor may from time to time designate in writing to Lessee.

     4.2   [deleted]

5. Security Deposit. Lessee shall deposit with Lessor upon Lessee's execution hereof the Security Deposit set forth in Paragraph 1.7 as security for Lessee's faithful performance of Lessee's obligations under this Lease. If Lessee fails to pay Base Rent or other rent or charges due hereunder, or otherwise Defaults under this Lease (as defined in Paragraph 13.1), Lessor may use, apply or retain all or any portion of said Security Deposit for the payment of any amount due Lessor or to reimburse or compensate Lessor for any liability, cost, expense, loss or damage (including attorneys' fees) which Lessor may suffer or incur by reason thereof. It Lessor uses or applies all or any portion of said Security Deposit, Lessee shall within ten (10) days after written request therefore deposit monies with Lessor sufficient to restore said Security Deposit to the tuft amount required by this Lease. Any time the Base Rent increases during the term of this Lease, Lessee shall, upon written request from Lessor, deposit additional monies with Lessor as an addition to the Security Deposit so that the total amount of the Security Deposit shall at all times bear the same proportion to the then current Base Rent as the initial Security Deposit bears to the initial Base Rent set forth in Paragraph 1.5. Lessor shall not be required to keep all or any part of the Security Deposit separate from its general accounts. Lessor shall, at the expiration or earlier termination of the term hereof and after Lessee has vacated the Premises, return to Lessee (or, at Lessor's option, to the last assignee, it any, of Lessee's interest herein), that portion of the Security Deposit not used or applied by Lessor. Unless otherwise expressly agreed in writing by Lessor, no part of the Security Deposit shall be considered to be held in trust, to bear interest or other increment for its use, or to be prepayment for any monies to be paid by Lessee under this Lease.

6.   Use.

     6.1   Permitted Use.

           (a) Lessee shall use and occupy the Premises only for the Permitted Use set forth in Paragraph 1.8, and for no other purpose. Lessee shall not use or permit the use of the Promises in a manner that is unlawful, creates waste or a nuisance, or that disturbs owners and/or occupants of, or causes damage to the Premises or neighboring premises or properties.

           (b)   [deleted]

     6.2   Hazardous Substances.

           (a) Reportable Uses Require Consent. The term "Hazardous Substance" as used in this Lease shall mean any product, substance, chemical, material or waste whose presence, nature, quantity and/or intensity of existence, use, manufacture, disposal, transportation, spill, release or effect, either by itself or in combination with other materials expected to be on the Premises, is either: (i) potentially injurious to the public health, safety or welfare, the environment, or the Promises; (ii) regulated or monitored by any governmental authority; or (iii) a basis for potential liability of Lessor to any governmental agency or third party under any applicable statute or common law theory. Hazardous Substance shall include, but not be limited to, hydrocarbons, petroleum, gasoline, crude oil or any products or by-products thereof. Lessee shall not engage in any activity in or about the Premises which constitutes a Reportable Use (as hereinafter defined) of Hazardous Substances without the express prior written consent of Lessor and compliance in a

                                                            Initials:________
                                                                     ________
timely manner (at Lessee's sole cost and expense) with all Applicable Requirements (as defined in Paragraph 6.3). "Reportable Use" shall mean (i) the installation or use of any above or below ground storage tank, (ii) the generation, possession, storage, use, transportation, or disposal of a Hazardous Substance that requires a permit from, or with respect to which a report, notice, registration or business plan is required to be tiled with, any governmental authority, and (iii) the presence in, on or about the Premises of a Hazardous Substance with respect to which any Applicable Laws require that a notice be given to persons entering or occupying the Premises or neighboring properties. Notwithstanding the foregoing, Lessee may, without Lessor's prior consent, but upon notice to Lessor and in compliance with all Applicable Requirements, use any ordinary and customary materials reasonably required to be used by Lessee in the normal course of the Permitted Use, so long as such use is not a Reportable Use and does not expose the Premises or neighboring properties to any meaningful risk of contamination or damage or expose Lessor to any liability therefor. In addition, Lessor may (but without any obligation to do so) condition its consent to any Reportable Use of any Hazardous Substance by Lessee upon Lessee's giving Lessor such additional assurances as Lessor, in its reasonable discretion, deems necessary to protect itself, the public, the Premises and the environment against damage, contamination or injury and/or liability therefor, including but not limited to the installation (and, at Lessor's option, removal on or before Lease expiration or earlier termination) of reasonably necessary protective modifications to the Premises (such as concrete encasements) and/or the deposit of an additional Security Deposit under Paragraph 5 hereof.

           (b) Duty to Inform Lessor. If Lessee knows, or has reasonable cause to believe, that a Hazardous Substance has come to be located in, on, under or about the Premises or the Building, other than as previously consented to by Lessor, Lessee shall immediately give Lessor written notice thereof, together with a copy of any statement, report, notice, registration, application, permit, business plan, license, claim, action, or proceeding given to, or received from, any govern-mental authority or private party concerning the presence, spill, release, discharge of, or exposure to, such Hazardous Substance, including but not limited to all such documents as may be involved in any Reportable Use involving the Premises. Lessee shall not cause or permit any Hazardous Substance to be spilled or released in, on, under or about the Premises (including, without limitation, through the plumbing or sanitary sewer system).

           (c) Indemnification. Lessee shall indemnify, protect, defend and hold Lessor, its agents, employees, lenders and ground lessor, if any, and the Premises, harmless from and against any and all damages, liabilities, judgments, costs, claims, liens, expenses, penalties, loss of permits and attorneys' and consultants' fees arising out of or involving any Hazardous Substance brought onto the Premises by or for Lessee or by anyone under Lessee's control. Lessee's obligations under this Paragraph 6.2(c) shall include, but not be limited to, the effects of any contamination or injury to person, property or the environment created or suffered by Lessee, and the cost of investigation (including consultants' and attorneys' fees and testing), removal, remediation, restoration and/or abatement thereof, or of any contamination therein involved, and shall survive the expiration or earlier termination of this Lease. No termination, cancellation or release agreement entered into by Lessor and Lessee shall release Lessee from its obligations under this Lease with respect to Hazardous Substances, unless specifically so agreed by Lessor in writing at the time of such agreement.

     6.3 Lessee's Compliance with Requirements. Lessee shall, at Lessee's sole cost and expense, fully, diligently and in a timely manner, comply with all "Applicable Requirements," which term is used in this Lease to mean all laws, rules, regulations, ordinances, directives, covenants, easements and restrictions of record, permits, the requirements of any applicable fire insurance underwriter or rating bureau, and the recommendations of Lessor's engineers and/or consultants, relating in any manner to the Premises (including but not limited to matters pertaining to (i) industrial hygiene, (ii) environmental conditions on, in, under or about the Premises, including soil and groundwater conditions, and (iii) the use, generation, manufacture, production, installation, maintenance, removal, transportation, storage, spill, or release of any Hazardous Substance), now in effect or which may hereafter come into effect. Lessee shall, within five (5) days after receipt of Lessor's written request, provide Lessor with copies of all documents and information, including but not limited to permits, registrations, manifests, applications, reports and certificates, evidencing Lessee's compliance with any Applicable Requirements specified by Lessor, and shall immediately upon receipt, notify Lessor in writing (with copies of any documents involved) of any threatened or actual claim, notice, citation, warning, complaint or report pertaining to or involving failure by Lessee or the Promises to comply with any Applicable Requirements.

     6.4 Inspection; Compliance with Law. Lessor, Lessor's agents, employees, and designated representatives, and the holders of any mortgages, deeds of trust or ground leases on the Premises ("Lenders") shall have the right to enter the Premises at any time in the case of an emergency, and otherwise at reasonable times, for the purpose of inspecting the condition of the Premises and for verifying compliance by Lessee with this Lease and all Applicable Requirements (as defined in Paragraph 6.3), and Lessor shall be entitled to employ experts and/or consultants in connection therewith to advise Lessor with respect to Lessee's activities, including but not limited to Lessee's installation, operation, use, monitoring, maintenance, or removal of any Hazardous Substance on or from the Premises. The costs and expenses of any such inspections shall be paid by the party requesting same, unless a Default or Breach of this Lease by Lessee or a violation of Applicable Requirements or a contamination, caused or materially contributed to by Lessee, is found to exist or to be imminent, or unless the Inspection is requested or ordered by a governmental authority as the result of any such existing or imminent violation or contamination. In such case, Lessee shall upon request reimburse Lessor or Lessor's Lender, as the case may be, for the costs and expenses of such inspections.

7.   Maintenance, Repairs, Utility Installations, Trade Fixtures and
     Alterations.

     7.1 Lessee's Obligations.

           (a) Subject to the provisions of Paragraphs 2.2 (Condition), 2.3 (Compliance with Covenants, Restrictions and Building Code), 7.2 (Lessor's Obligations), 9 (Damage or Destruction), and 14 (Condemnation), Lessee shall, at Lessee's sole cost and expense and at all times, keep the Premises and every part thereof in good order, condition and repair (whether or not such portion of the Premises requiring repair, or the means of repairing the same, are reasonably or readily accessible to Lessee, and whether or not the need for such repairs occurs as a result of Lessee's

                                                            Initials:_______
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                                      -4-
use, any prior use, the elements or the age of such portion of the Premises), including, without limiting the generality of the foregoing, all equipment or facilities specifically serving the Premises, such as plumbing, heating, air conditioning, ventilating, electrical, lighting facilities, boilers, fired or unfired pressure vessels, fire hose connections if within the Premises, fixtures, interior walls, interior surfaces of exterior walls, ceilings, floors, windows, doors, plate glass, and skylights, but excluding any items which are the responsibility of Lessor pursuant to Paragraph 7.2 below. Lessee, in keeping the Promises in good order, condition and repair, shall exercise and perform good maintenance practices, Lessee's obligations shall include restorations, replacements or renewals when necessary to keep the Promises and all improvements thereon or a part thereof in good order, condition and state of repair.

           (b)   [deleted]

           (c) If Lessee fails to perform Lessee's obligations under this Paragraph 7.1, Lessor may enter upon the Premises after ten (10) days' prior written notice to Lessee (except in the case of an emergency, in which case no notice shall be required), perform such obligations on Lessee's behalf, and put the Premises in good order, condition and repair, in accordance with Paragraph
13.2 below.

     7.2 Lessor's Obligations. Subject to the provisions of Paragraphs 2.2 (Condition), 2.3 (Compliance with Covenants, Restrictions and Building Code),
4.2 (Common Area Operating Expenses), 6 (Use), 7.1 (Lessee's Obligations), 9 (Damage or Destruction) and 14 (Condemnation), Lessor, subject to reimbursement pursuant to Paragraph 4.2, shall keep in good order, condition and repair the foundations, exterior walls, structural condition of interior bearing walls, exterior roof, fire sprinkler and/or standpipe and hose (it located in the Common Areas) or other automatic fire extinguishing system including fire alarm and/or smoke detection systems and equipment, fire hydrants, parking lots, walkways, parkways, driveways, landscaping, fences, signs and utility systems serving the Common Areas and all pans thereof, as well as providing the services for which there is a Common Area Operating Expense pursuant to Paragraph 4.2. Lessor shall not be obligated to paint the exterior or interior surfaces of exterior walls nor shall Lessor be obligated to maintain, repair or replace windows, doors or plate glass of the Premises. Lessee expressly waives the benefit of any statute now or hereafter in effect which would otherwise afford Lessee the right to make repairs at Lessor's expense or to terminate this Lease because of Lessor's failure to keep the Building, Industrial Center or Common Areas in good order, condition and repair.

     7.3   Utility Installations, Trade Fixtures, Alterations.

           (a) Definitions; Consent Required. The term "Utility Installations" is used in this Lease to refer to all air lines, power panels, electrical distribution, security, fire protection systems, communications systems, lighting fixtures, heating, ventilating and air conditioning equipment, plumbing, and fencing in, on or about the Premises. The term "Trade Fixtures" shall mean Lessee's machinery and equipment which can be removed without doing material damage to the Premises. The term "Alterations" shall mean any modification of the improvements on the Premises which are provided by Lessor under the terms of this Lease other than Utility installations or Trade Fixtures. "Lessee-Owned Alterations and/or Utility Installations" are defined as Alterations and/or Utility Installations made by Lessee that are not yet owned by Lessor pursuant to Paragraph 7.4(a). Lessee shall not make nor cause to be made any Alterations and/or Utility Installations in, on, under or about the Premises without Lessor's prior written consent. Lessee may, however, make non-structural Utility Installations to the interior of the Premises (excluding the roof) without Lessor's consent but upon notice to Lessor, so long as they are not visible from the outside of the Premises, do not involve puncturing, relocating or removing the root or any existing walls, or changing or interfering with the fire sprinkler or fire detection systems and the cumulative cost thereof during the term of this Lease as extended does not exceed $2,500.00.

           (b) Consent. Any Alterations or Utility Installations that Lessee shall desire to make and which require the consent of the Lessor shall be presented to Lessor in written form with detailed plans. All consents given by Lessor, whether by virtue of Paragraph 7.3(a) or by subsequent specific consent, shall he deemed conditioned upon: (i) Lessee's acquiring all applicable permits required by governmental authorities; (ii) the furnishing of copies of such permits together with a copy of the plans and specifications for the Alteration or Utility Installation to Lessor prior to commencement of the work thereon: and
(iii) the compliance by Lessee with all conditions of said permits in a prompt and expeditious manner. Any Alterations or Utility Installations by Lessee during the term of this Lease shall be done in a good and workmanlike manner, with good and sufficient materials, and be in compliance with all Applicable Requirements. Lessee shall promptly upon completion thereof furnish Lessor with as-built plans and specifications therefor. Lessor may, (but without obligation to do so) condition its consent to any requested Alteration or Utility Installation that costs $2,500.00 or more upon Lessee's providing Lessor with a lien and completion bond in an amount equal to one and one-half times the estimated cost of such Alteration or Utility Installation.

           (c) Lien Protection. Lessee shall pay when due all claims for labor or materials furnished or alleged to have been furnished to or for Lessee at of for use on the Premises, which claims are or may be secured by any mechanic's or materialmen's lien against the Premises or any interest therein. Lessee shall give Lessor not less than ten (10) days' notice prior to the commencement of any work in, on, or about the premises, and Lessor shall have the right to post notices of non-responsibility in or on the Premises as provided by law. If Lessee shall, in good faith, contest the validity of any such lien, claim or demand, then Lessee shall at its sole expense, defend and protect itself, Lessor and the Premises against the same and shall pay and satisfy any such adverse judgment that may be rendered thereon before the enforcement thereof against the Lessor or the Premises. It Lessor shall require, Lessee shall furnish to Lessor a surety bond satisfactory to Lessor in an amount equal to one and one-half times the amount of such contested item claim or demand, indemnifying Lessor against liability for the same, as required by law for the holding of the Premises free from the effect of such lien or claim. In addition, Lessor may require Lessee to pay Lessor's attorneys' fees and costs in participating in such action if Lessor shall decide it is to its best interest to do so.

     7.4  Ownership, Removal, Surrender, and Restoration.

                                                              Initials:________
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                                     -5-

           (a) Ownership. Subject to Lessor's right to require their removal and to cause Lessee to become the owner thereof as hereinafter provided in this Paragraph 7.4, all Alterations and Utility Installations made to the Premises by Lessee shall be the properly of and owned by Lessee, but considered a part of the Premises. Lessor may, at any time and at its option, elect in writing to Lessee to be the owner of all or any specified part of the Lessee-Owned Alterations and Utility Installations. Unless otherwise instructed per Subparagraph 7.4(b) hereof, all Lessee-Owned Alterations and Utility Installations shall, at the expiration or earlier termination of this Lease. become the property of Lessor and remain upon the Premises and be surrendered with the Premises by Lessee.

           (b) Removal. Unless otherwise agreed in writing, Lessor may require that any or all Lessee-Owned Alterations or Utility installations be removed by (he expiration or earlier termination of this Lease, notwithstanding that their installation may have been consented to by Lessor. Lessor may require the removal at any time of all or any part of any Alterations or Utility Installations made without the required consent of Lessor.

           (c) Surrender/Restoration. Lessee shall surrender the Premises by the end of the last day of the Lease term or any earlier termination date, clean and free of debris and in good operating order, condition and state of repair, ordinary wear and fear excepted. Ordinary wear and tear shall not include any damage or deterioration that would have been prevented by good maintenance practice or by Lessee performing all of its obligations under this Lease. Except as otherwise agreed or specified herein, the Premises, as surrendered, shall include the Alterations and Utility Installations. The obligation of Lessee shall include the repair of any damage occasioned by the installation, maintenance or removal of Lessee's Trade Fixtures, furnishings, equipment, and Lessee-Owned Alterations and Utility Installations, as well as the removal of any storage tank installed by or for Lessee, and the removal, replacement, or remediation of any soil, material or ground water contaminated by Lessee, all as may then be required by Applicable Requirements and/or good practice. Lessee's Trade Fixtures shall remain the property of Lessee and shall be removed by Lessee subject to its obligation to repair and restore the Premises per this Lease.

8.   Insurance; Indemnity.

     8.1   [deleted]

     8.2   Liability Insurance.

           (a) Carried by Lessee. Lessee shall obtain and keep in force during the term of this Lease a Commercial General Liability policy of insurance protecting Lessee, Lessor and any Lender(s) whose names have been provided to Lessee in writing (as additional insureds) against claims for bodily injury, personal injury and properly damage based upon, involving or arising out of the ownership, use, occupancy or maintenance of the Premises arid all areas appurtenant thereto. Such insurance shall be on an occurrence basis providing single limit coverage in an amount not less than $1,000,000 per occurrence with an "Additional Insured-Managers or Lessors of Premises" endorsement and contain the "Amendment of the Pollution Exclusion" endorsement for damage caused by heat, smoke or fumes from a hostile fire. The policy shall not contain any intra-insured exclusions as between insured persons or organizations, bill shall include coverage for liability assumed under this Lease as an "Insured contract" for the performance of Lessee's indemnity obligations under this Lease. The limits of said insurance required by this Lease or as carried by Lessee shall not, however, limit the liability of Lessee nor relieve Lessee of any obligation hereunder. All insurance to be carried by Lessee shall be primary to and not contributory with any similar insurance carried by Lessor, whose insurance shall be considered excess insurance only.

           (b) Carried by Lessor. Lessor shall also maintain liability insurance described in Paragraph 8.2(a) above, in addition to and not in lieu of, the insurance required to be maintained by Lessee. Lessee shall not be named as an additional insured therein.

     8.3   Properly Insurance-Building, Improvements and Rental Value.

           (a) Building and Improvements. Lessor shall obtain and keep in force during the term of this Lease a policy or policies, in the name of Lessor, with loss payable to Lessor and to any Lender(s), insuring against loss or damage to the Premises. Such insurance shall be for full replacement cost, as the same shall exist from time to time, or the amount required by any Lender(s), but in no event more than the commercially reasonable and available insurable value thereof it, by reason of the unique nature or age of the improvements involved, such latter amount is less than full replacement cost. Lessee-Owned Alterations and Utility Installations, Trade Fixtures and Lessee's personal property shall be insured by Lessee pursuant to Paragraph 8 4. If the coverage is available arid commercially appropriate, Lessor's policy or policies shall insure against all risks of direct physical loss or damage (except the perils of flood and/or earthquake unless required by a Lender or included in the Base Premium), including coverage for any additional costs resulting from debris removal and reasonable amounts of cove-rage for the enforcement of any ordinance or law regulating the reconstruction or replacement of any undamaged sections of the Building required to be demolished or removed by reason of the enforcement of any building, zoning, safety or land use laws as the result of a covered loss, but not including plate glass insurance. Said policy or policies shall also contain an agreed valuation provision in lieu of any co-insurance clause, waiver of subrogation, arid inflation guard protection causing an increase in the annual property insurance coverage amount by a factor of not less than the adjusted U.S. Department of Labor Consumer Price index for Ali Urban Consumers for the city nearest to where the Premises are located.

           (b) Rental Value. Lessor shall also obtain and keep in force during the term of this Lease a policy or policies in the name of Lessor, with loss payable to Lessor and any Lender(s), insuring the loss of the full rental and other charges payable by all lessees of the Building to Lessor for one year (including all Real Property Taxes, insurance costs, all Common Area Operating Expenses and any scheduled rental increases). Said insurance may provide that in the event the Lease is terminated by reason of an insured loss, the period of indemnity for such coverage shall be extended beyond the date of the completion of repairs or replacement of the Premises, to provide for one full year's loss of rental revenues

                                                             Initials:_______
                                                                      _______
from the date of any such loss. Said insurance shall contain an agreed valuation provision in lieu of any co-insurance clause, and the amount of coverage shall be adjusted annually to reflect the projected rental income. Real Property Taxes, insurance premium costs and other expenses, if any, otherwise payable, for the next 12-month period. Common Area Operating Expenses shall include any deductible amount in the event of such loss.

           (c) Adjacent Premises. Lessee shall pay for any increase in the premiums for the properly insurance of the Building and for the Common Areas or other buildings in the Industrial Center if said increase is caused by Lessee's acts, omissions, use or occupancy of the Premises.

           (d) Lessee's Improvements. Since Lessor is the Insuring Party, Lessor shall not be required to insure Lessee-Owned Alterations and Utility Installations unless the item in question has become the property of Lessor under the terms of this Lease.

     8.4 Lessee's Property Insurance. Subject to the requirements of Paragraph 8.5, Lessee at its cost shall either by separate policy or, at Lessor's option, by endorsement to a policy already carried, maintain insurance coverage on all of Lessee's personal property, Trade Fixtures and Lessee-Owned Alterations and Utility Installations in, on, or about the Premises similar in coverage to that carried by Lessor as the Insuring Party under Paragraph 8.3(a). Such insurance shall be full replacement cost coverage with a deductible not to exceed $1,000 per occurrence. The proceeds from any such insurance shall be used by Lessee for the replacement of personal property and the restoration of Trade Fixtures and Lessee-Owned Alterations and Utility Installations. Upon request from Lessor, Lessee shall provide Lessor with written evidence that such insurance is in force.

     8.5 Insurance Policies. Insurance required hereunder shall be In companies duly licensed to transact business in the state where the Promises are located, and maintaining during the policy term a "General Policyholders Rating" of at least A-, VIII or such other rating as may be required by a Lender, as set forth in the most current issue of "Best's Insurance Guide." Lessee shall not do or permit to be done anything which shall invalidate the insurance policies referred to in this Paragraph 8. Lessee shall cause to be delivered to Lessor, within seven (7) days after the earlier of the Early Possession Date or the Commencement Date, certified copies of, or certificates evidencing the existence and amounts of, the insurance required under Paragraph 8.2(a) and 8.4. No such policy shall be cancelable or subject to modification except after thirty (30) days' prior written notice to Lessor. Lessee shall at least thirty (30) days prior to the expiration of such policies, furnish Lessor with evidence of renewals or "insurance binders" evidencing renewal thereof, or Lessor may order such insurance and charge the cost thereof to Lessee, which amount shall be payable by Lessee to Lessor upon demand.

     8.6 Waiver of Subrogation. Without affecting any other rights or remedies, Lessee and Lessor each hereby release and relieve the other, and waive their entire right to recover damages (whether in contract or in tort) against the other, for loss or damage to their property arising out of or incident to the perils required to be insured against under Paragraph 8. The effect of such releases and waivers of the right to recover damages shall not be limited by the amount of insurance carried or required, or by any deductibles applicable thereto. Lessor and Lessee agree to have their respective insurance companies issuing property damage insurance waive any right to subrogation that such companies may have against Lessor or Lessee, as the case may be, so long as the insurance is not invalidated thereby,

     8.7 Indemnity. Except for Lessor's negligence and/or breach of express warranties, Lessee shall indemnify, protect, defend and hold harmless the Premises, Lessor and its agents, Lessor's master or ground lessor, partners and Lenders, from and against any and all claims, loss of rents and/or damages, costs, liens, judgments, penalties, loss of permits, attorneys' and consultants' fees, expenses and/or liabilities arising out of, involving, or in connection with, the occupancy of the Premises by Lessee, the conduct of Lessee's business, any act, omission or neglect of Lessee, its agents, contractors, employees or invitees, and out of any Default or Breach by Lessee in the performance in a timely manner of any obligation on Lessee's part to be performed under this Lease. The fore-going shall include, but not be limited to, the defense or pursuit of any claim or any action or proceeding involved therein, and whether or not (in the case of claims made against Lessor) litigated and/or reduced to judgment. In case any action or proceeding be brought against Lessor by reason of any of the foregoing matters, Lessee upon notice from Lessor shall defend the same at Lessee's expense by counsel reasonably satisfactory to Lessor and Lessor shall cooperate with Lessee in such defense. Lessor need not have first paid any such claim in order to be so indemnified.

     8.8 Exemption of Lessor from Liability. Lessor shall not be liable for injury or damage to the person or goods, wares, merchandise or other property of Lessee, Lessee's employees, contractors, invitees, customers, or any other person in or about the Premises, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, tire sprinklers, wires, appliances, plumb-ing, air conditioning or lighting fixtures, or from any other cause, whether said injury or damage results from conditions arising upon the Premises or upon other portions of the Building of which the Premises are a part, from other sources or places, and regardless of whether the cause of such damage or injury or the means of repairing the same is accessible or not. Lessor shall not be liable for any damages arising from any act or neglect of any other lessee of Lessor nor from the failure by Lessor to enforce the provisions of any other lease in the Industrial Center. Notwithstanding Lessor's negligence or breach of this Lease, Lessor shall under no circumstances be liable for injury to Lessee's business or for any loss of income or profit therefrom.

9.   Damage or Destruction.

     9.1   Definitions.

           (a) "Premises Partial Damage" shall mean damage or destruction to the Premises, other than Lessee-Owned Alterations and Utility Installations. the repair cost of which damage or destruction is less than fifty percent

                                                            Initials:________
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                                      -7-

(50%) of the then Replacement Cost (as defined in Paragraph 9.1 (d)) of the Promises (excluding Lessee-Owned Alterations and Utility Installations and Trade Fixtures) immediately prior to such damage or destruction.

           (b) "Premises Total Destruction" shall mean damage or destruction to the Premises, other than Lessee-Owned Alterations and Utility Installations, the repair cost of which damage or destruction is fifty percent (50%) or more of the then Replacement Cost of the Premises (excluding Lessee-Owned Alterations and Utility Installations and Trade Fixtures) immediately prior to such damage or destruction. In addition, damage or destruction to the Building, other than Lessee-Owned Alterations and Utility Installations and Trade Fixtures of any lessees of the Building, the cost of which damage or destruction is fifty percent (50%) or more of the then Replacement Cost (excluding Lessee-Owned Alterations and Utility Installations and Trade Fixtures of any lessees of the Building) of the Building shall, at the option of Lessor, be deemed to be Premises Total Destruction.

           (c) "Insured Loss" shall mean damage or destruction to the Premises, other than Lessee-Owned Alterations and Utility Installations and Trade Fixtures, which was caused by an event required to be covered by the insurance described in Paragraph 8.3(a) irrespective of any deductible amounts or coverage limits involved.

           (d) "Replacement Cost" shall mean the cost to repair or rebuild the improvements owned by Lessor at the time of the occurrence to their condition existing immediately prior thereto, including demolition, debris removal and upgrading required by the operation of applicable building codes, ordinances or laws, and without deduction for depreciation.

           (e) "Hazardous Substance Condition" shall mean the occurrence or discovery of a condition involving the presence of, or a contamination by, a Hazardous Substance as defined in Paragraph 6.2(a), in, on, or under the Promises.

     9.2 Premises Partial Damage--Insured Loss. If Premises Partial Damage that is an Insured Loss occurs, then Lessor shall, at Lessor's expense, repair such damage (but not Lessee's Trade Fixtures or Lessee-Owned Alterations and Utility Installations) as soon as reasonably possible and this Lease shall continue in full force and effect. In the event, however, that there is a shortage of insurance proceeds and such shortage is due to the fact that, by reason of the unique nature of the improvements in the Premises, full replacement cost insurance coverage was not commercially reasonable and available. Lessor shall have no obligation to pay for the shortage in insurance proceeds or to fully restore the unique aspects of the Promises unless Lessee provides Lessor with the funds to cover same, or adequate assurance thereof, within ten (10) days following receipt of written notice of such shortage and request therefor. If Lessor receives said funds or adequate assurance thereof within said ten (10) day period, Lessor shall complete them as soon as reasonably possible and this Lease shall remain in full force and effect. If Lessor does not receive such funds or assurance within said period, Lessor may nevertheless elect by written notice to Lessee within ten (10) days thereafter to make such restoration and repair as is commercially reasonable with Lessor paying any shortage in proceeds, in which case this Lease shall remain in full force and effect. If Lessor does not receive such funds or assurance within such ten (10) day period, and it Lessor does not so elect to restore and repair, then this Lease shall terminate sixty (60) days following the occurrence of the damage or destruction. Unless otherwise agreed. Lessee shall in no event have any right to reimbursement from Lessor for any funds contributed by Lessee to repair any such damage or destruction. Promises Partial Damage due to flood or earthquake shall be subject to Paragraph 9.3 rather than Paragraph 9.2, notwithstanding that there may be some insurance coverage, but the net proceeds of any such insurance shall be made available for the repairs it made by either Party.

     9.3 Partial Damage--Uninsured Loss. If Premises Partial Damage that is not an Insured Loss occurs, unless caused by a negligent or willful act of Lessee (in which event Lessee shall make the repairs at Lessee's expense and this Lease shall continue in full force and effect), Lessor may at Lessor's option, either (i) repair such damage as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or
(ii) give written notice to Lessee within thirty (30) days after receipt by Lessor of knowledge of the occurrence of such damage of Lessor's desire to terminate this Lease as of the date sixty (60) days following the date of such notice. In the event Lessor elects to give such notice of Lessor's intention to terminate this Lease. Lessee shall have the right within ten (10) days after the receipt of such notice to give written notice to Lessor of Lessee's commitment to pay for the repair of such damage totally at Lessee's expense and without reimbursement from Lessor. Lessee shall provide Lessor with the required funds or satisfactory assurance thereof within thirty (30) days following such commitment from Lessee. In such event this Lease shall continue in full force and effect, and Lessor shall proceed to make such repairs as soon as reasonably possible after the required funds are available. If Lessee does not give such notice and provide the funds or assurance thereof within the times specified above, this Lease shall terminate as of the date specified in Lessor's notice of termination.

     9.4 Total Destruction. Notwithstanding any other provision hereof, if Premises Total Destruction occurs (including any destruction required by any authorized public authority), this Lease shall terminate sixty (60) days following the date of such Premises Total Destruction, whether or not the damage or destruction is an Insured Loss or was caused by a negligent or willful act of Lessee. In the event, however, that the damage or destruction was caused by Lessee, Lessor shall have the right to recover Lessor's damages from Lessee except as released and waived in Paragraph 9.7.

     9.5 Damage Near End of Term. If at any time during the last six (6) months of the term of this Lease there is damage for which the cost to repair exceeds one month's Base Rent, whether or not an Insured Loss, Lessor may, at Lessor's option, terminate this Lease effective sixty (60) days following the date of occurrence of such damage by giving written notice to Lessee of Lessor's election to do so within thirty (30) days after the date of occurrence of such damage. Provided, however, if Lessee at that time has an exercisable option to extend this Lease or to purchase the Premises, then Lessee may preserve this Lease by (a) exercising such option, and (b) providing Lessor with any shortage in insurance proceeds (or adequate assurance thereof) needed to make the repairs on or before the earlier of (i) the date which is ten (10) days after Lessee's receipt of Lessor's written notice purporting to terminate this Lease, or (ii) the day

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                                      -8-
prior to the date upon which such option expires. If Lessee duly exercises such option during such period and provides Lessor with funds (or adequate assurance thereof) to cover any shortage in insurance proceeds, Lessor shall, at Lessor's expense repair such damage as soon as reasonably possible and this Lease shall continue in full force and effect. If Lessee fails to exercise such option and provide such funds or assurance during such period, then this Lease shall terminate as of the date set forth in the first sentence of this Paragraph 9.5.

     9.6   Abatement of Rent; Lessee's Remedies.

           (a) In the event of (i) Premises Partial Damage or (ii) Hazardous Substance Condition for which Lessee is not legally responsible, the Base Rent. Common Area Operating Expenses and other charges, if any, payable by Lessee hereunder for the period during which such damage or condition, its repair, remediation or restoration continues, shall be abated in proportion to the degree to which Lessee's use of the Premises is impaired, but not in excess of proceeds from insurance required to be carried under Paragraph 8.3(b). Except for abatement of Base Rent, Common Area Operating Expenses and other charges. if any, as aforesaid, all other obligations of Lessee hereunder shall be performed by Lessee, and Lessee shall have no claim against Lessor for any damage suffered by reason of any such damage, destruction, repair, remediation or restoration.

           (b) If Lessor shall be obligated to repair or restore the Premises under the provisions of this Paragraph 9 and shall not commence, in a substantial and meaningful way, the repair or restoration of the Premises within ninety (90) days after such obligation shall accrue. Lessee may, at any time prior to the commencement of such repair or restoration, give written notice to Lessor and to any Lenders of which Lessee has actual notice of Lessee's election to terminate this Lease on a (late not less than sixty (60) days following the giving of such notice. If Lessee gives such notice to Lessor and such Lenders and such repair or restoration is not commenced within thirty (30) days after receipt of such notice, this Lease shall terminate as of the date specified in said notice. If Lessor or a Lender commences the repair or restoration of the Premises within thirty (30) days after the receipt of such notice, this Lease shall continue in full force and effect. "Commence" as used in this Paragraph
9.6 shall mean either the unconditional authorization of the preparation of the required plans, or the beginning of the actual work on the Premises, whichever occurs first.

     9.7 Hazardous Substance Conditions. It a Hazardous Substance Condition occurs. unless Lessee is legally responsible therefor (in which case Lessee shall make the investigation and remediation thereof required by Applicable Requirements and this Lease shall continue in full force and effect, but subject to Lessor's rights under Paragraph 6.2(c) and Paragraph 13), Lessor may at Lessor's option either (i) investigate and remediate such Hazardous Substances Condition. If required, as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or (ii) it file estimated cost to investigate and remediate such condition exceeds twelve (12) limes the then monthly Base Rent or $100,000 whichever is greater, give written notice to Lessee within thirty (30) days after receipt by Lessor of knowledge of the occurrence of such Hazardous Substance Condition of Lessor s desire to terminate this Lease as of the date sixty (60), days following the date of such notice. In the event Lessor elects to give such notice of Lessor s intention to terminate this Lease. Lessee shall have the right within ten (10) days after the receipt of such notice to give written notice to Lessor of Lessee's commitment to Day for the excess costs of (a) investigation and remediation of such Hazardous Substance Condition to the extent required by Applicable Requirements, over (b) an amount equal to, waive (12) times the then monthly Base Rent or $100.000, whichever is greater. Lessee shall provide Lessor with the funds required of Lessee or satisfactory assurance thereof within thirty (30) days following said commitment by Lessee, if, such event this Lease shall continue in full force and effect. and Lessor shall proceed to make such investigation and remediation as soon as reasonably possible after the required funds are available. If Lessee does not give such notice and provide the required funds or assurance thereof within the time period specified above, this Lease shall terminate as of the date specified in Lessor's notice, of termination.

     9.8 Term I nation-Advance Payments. Upon termination of this Lease pursuant to this Paragraph 9, Lessor shall return to Lessee any advance payment made by Lessee to Lessor and so much of Lessee's Security Deposit as has not been, or is not then required to be, used by Lessor under the terms of this Lease

     9.9 Waiver of Statutes. Lessor and Lessee agree that the terms of this Lease shall govern the effect of any damage to or destruction of the Premises and the Building with respect to the termination of this Lease and hereby waive the provisions of any present or future statute to the extent it is inconsistent herewith.

10.  Real Property Taxes.

     10.1 Payment of Taxes. Lessor shall pay the Real Property Taxes, as defined in Paragraph 10 2.1a), applicable to the Industrial Center.

     10.2 Real Property Tax Definitions.


           (a) As used herein, the term "Real Property Taxes" shall include any form of real estate tax or assessment, general, special, ordinary or extraordinary, and any license fee, commercial rental tax, improvement bond or bonds, levy or tax (other than inheritance, personal income or estate taxes) imposed upon the Industrial Center by any authority having the direct or indirect power to tax, including any city, state or federal government, or any school, agricultural, sanitary, fire, street, drainage, or other improvement district thereof, levied against any legal or equitable interest of Lessor in the Industrial Center or any portion thereof. Lessor's right to rent or other income therefrom, and/or Lessor's business of leasing the Premises. The term "Real Property Taxes" stall also include any tax, fee, levy, assessment or charge, or any increase therein, imposed by reason of events occurring, or changes in Applicable Law taking effect, during the term of this Lease, including but not limited to a change in the ownership of the Industrial Center or in the improvements thereon, the execution of this Lease, or any modification, amendment or transfer thereof, and whether or not contemplated by the Parties.

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           (b)  As used herein, the term "Base Real Property Taxes" shall be the amount of Real Property Taxes, which are assessed against the Premises. Building or Common Areas in the calendar year during which the Lease is executed. In calculating Real Property Taxes for any calendar year, the Real Property Taxes for any real estate tax year shall be included in the calculation of Real Property Taxes for such calendar year based upon the number of days which such calendar year and tax year have in common.

     10.3 Additional Improvements. Common Area Operating Expenses shall not include Real Property Taxes specified in the tax assessor's records and work sheets as being caused by additional improvements placed upon the Industrial Center by other lessees of by Lessor for the exclusive enjoyment of such other lessees. Notwithstanding Paragraph 10.1 hereof, Lessee shall, however, pay to Lessor at the time Common Area Operating Expenses are payable under Paragraph 4.2, the entirety of any increase in Real Property Taxes if assessed solely by reason of Alterations, Trade Fixtures or Utility Installations placed upon the Premises by Lessee or at Lessee's request.

     10.4 Joint Assessment. If the Building is not separately assessed. Real Property Taxes allocated to the Building shall be an equitable proportion of the Real Property Taxes for all of the land and improvements included within the tax parcel assessed, such proportion to be determined by Lessor from the respective valuations assigned in the assessor's work sheets or such other information as may be reasonably available. Lessor's reasonable determination thereof, in good faith, shall be conclusive.

     10.5 Lessee's Property Taxes. Lessee shall pay prior to delinquency all taxes assessed against and levied upon Lessee-Owned Alterations and Utility Installations, Trade Fixtures, furnishings, equipment and all personal property of Lessee contained in the Premises or stored within the Industrial Center. When possible, Lessee shall cause its Lessee-Owned Alterations and Utility Installations, Trade Fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from life real property of Lessor. If any of Lessee's said property shall be assessed with Lessor's real property, Lessee shall pay Lessor the taxes attributable to Lessee's property within ten
(10) days after receipt of a written statement setting forth the taxes applicable to Lessee's property.

11.  [deleted]

12.  Assignment and Subletting.

     12.1  Lessor's Consent Required.

           (a) Lessee shall not voluntarily or by operation of law assign, transfer, mortgage or otherwise transfer or encumber (collectively, "assign") or sublet all or any part of Lessee's interest in this Lease or in the Premises without Lessor's prior written consent which may be withheld in Lessor's sole and absolute discretion.

           (b) A change in the control of Lessee shall constitute an assignment requiring Lessor's consent. The transfer, on a cumulative basis, of twenty-five per-cent (25%) or more of the voting control of Lessee shall constitute a change in control for this purpose.

           (c) The involvement of Lessee or its assets in any transaction, or series of transactions (by way of merger, sale, acquisition, financing, refinancing, transfer, leveraged buy-out or otherwise), whether or not a formal assignment or hypothecation of this Lease or Lessee's assets occurs, which results or will result in a reduction of the Net Worth of Lessee, as hereinafter defined, by an amount equal to or greater than twenty-five percent (25%) of such Net Worth of Lessee as it was represented to Lessor at the time of full execution and delivery of this Lease or at the time of the most recent assignment to which Lessor has consented, or as it exists immediately prior to said transaction or transactions constituting such reduction, at whichever time said Net Worth of Lessee was or is greater, shall be considered an assignment of this Lease by Lessee to which Lessor may withhold its consent in its sole discretion "Net Worth of Lessee" for purposes of this Lease shall be the net worth of Lessee (excluding any Guarantors) established under generally accepted accounting principles consistently applied.

           (d) An assignment or subletting of Lessee's interest in this Lease without Lessor's specific prior written consent shall, at Lessor's option, be a Default curable after notice per Paragraph 13.1, or a non-curable Breach without the necessity of any notice and grace period. If lessor elects to treat such unconsented to assignment or subletting as a non-curable Broach, Lessor shall have the right to either: (i) terminate this Lease, or (ii) upon thirty (30) days' written notice ("Lessor's Notice"), increase the monthly Base Rent for the Premises to the greater of the then fair market rental value of the Premises, as reasonably determined by Lessor, or one hundred ten percent (110%) of the Base Rent then in effect. Pending determination of the new fair market rental value, if disputed by Lessee, Lessee shall pay the amount set forth in Lessor's Notice, with any overpayment credited against the next installment(s) of base Rent coming due, and any underpayment for the period retroactively to the effective date of the adjustment being due and payable immediately upon the determination thereof. Further, in the event of such Breach and rental adjustment, (i) the purchase price of any option to purchase the Premises held by Lessee shall be subject to similar adjustment to the then fair market value as reasonably determined by Lessor (without the Lease being considered an encumbrance or any deduction for depreciation or obsolescence, and considering the Premises at its highest and best use and in good condition) or one hundred ten percent (110%) of the price previously in effect, (ii) any index-oriented rental or price adjustment formulas contained in this Lease shall be adjusted to require that the base index be determined with reference to the index applicable to the time of such adjustment, and (iii) any fixed rental adjustments scheduled during the remainder of the Lease term shall he increased in the same ratio as the new rental bears to the Base Rent in effect immediately prior to the adjustment specified in Lessor's Notice.

               (e) Lessee's remedy for any breach of this Paragraph 12.1 by Lessor shall be limited to compensatory damages and/or injunctive relief.

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     12.2  Terms and Conditions Applicable to Assignment and Subletting.

           (a) Regardless of Lessor's consent, any assignment or subletting shall not (i) be effective without the express written assumption by such assignee or sublessee of the obligations of Lessee under this Lease, (ii) release Lessee of any obligations hereunder, nor (iii) alter the primary liability of Lessee for the payment of Base Pont and other sums due Lessor hereunder or for the performance of any other obligations to be performed by Lessee under this Lease.

           (b) Lessor may accept any rent or performance of Lessee's obligations from any person other than Lessee pending approval or disapproval of an assignment. Neither a delay in the approval or disapproval of such assignment nor the acceptance of any rent for performance shall constitute a waiver or estoppel of Lessor's right to exercise its remedies for the Default or Breach by Lessee of any of the terms, covenants or conditions of this Lease.

           (c) The consent of Lessor to any assignment or subletting shall not constitute a consent to any subsequent assignment or subletting by Lessee or to any subsequent or successive assignment or subletting by the assignee or sublessee. However, Lessor may consent to subsequent sublettings and assignments of the sublease or any amendments or modifications thereto without notifying Lessee or anyone else liable under this Lease or the sublease and without obtaining their consent, and such action shall not relieve such persons from liability under this Lease or the sublease.

           (d) In the event of any Default or Breach of Lessee's obligation under this Lease, Lessor may proceed directly against Lessee, any Guarantors or any-one else responsible for the performance of the Lessee's obligations under this Lease, including any sublessee, without first exhausting Lessor's remedies against any other person or entity responsible therefor to Lessor, or any security hold by Lessor.

           (e) Each request for consent to an assignment or subletting shall be in writing, accompanied by information relevant to Lessor's determination as to the financial and operational responsibility and appropriateness of the proposed assignee or sublessee, including but not limited to the intended use and/or required modification of the Premises, if any, together with a non-refundable deposit of $1,000 or ten percent (10%) of the monthly Base Rent applicable to the portion of the Premises which is the subject of the proposed assignment or sublease, whichever is greater, as reasonable consideration for Lessor's considering and processing the request for consent. Lessee agrees to provide Lessor with such other or additional information and/or documentation as may be reasonably requested by Lessor.

           (f) Any assignee of, or sublessee under, this Lease shall, by reason of accepting such assignment or entering into such sublease, be deemed, for the benefit of Lessor, to have assumed and agreed to conform and comply with each and every term, covenant, condition and obligation herein to be observed or performed by Lessee during the term of said assignment or sublease, other than such obligations as are contrary to or inconsistent with provisions of an assignment or sublease to which Lessor has specifically consented in writing.

          (g) The occurrence of a transaction described in Paragraph 12.2(c) shall give Lessor the right (but not the obligation) to require that the Security Deposit be increased by an amount equal to six (6) times the then monthly Base Rent, and Lessor may make the actual receipt by Lessor of the Security Deposit Increase a condition to Lessor's consent to such transaction.

          (h) Lessor, as a condition to giving its consent to any assignment or subletting, may require that the amount and adjustment schedule of the rent payable under this Lease be adjusted to what is then the market value and/or adjustment schedule for property similar to the Premises as then constituted, as determined by Lessor.

     12.3 Additional Terms and Conditions Applicable to Subletting. The following terms and conditions shall apply to any subletting by Lessee of all or any part of the Premises and shall be deemed included in all subleases under this Lease whether or not expressly incorporated therein:

           (a) Lessee hereby assigns and transfers to Lessor all of Lessee's interest in all rentals and income arising from any sublease of all or a portion of the Premises heretofore or hereafter made by Lessee, and Lessor may collect such rent and income and apply same toward Lessee's obligations under this Lease; provided, however, that until a Breach (as defined in Paragraph 13.1) shall occur in the performance of Lessee's obligations under this Lease, Lessee may, except as otherwise provided in this Lease, receive, collect and enjoy the rents accruing under such sublease. Lessor shall not, by reason of the foregoing provision or any other assignment of such sublease to Lessor, nor by reason of the collection of the rents from a sublessee, be deemed liable to the sublessee for any failure of Lessee to perform and comply with any of Lessee's obligations to such sublessee under such Sublease. Lessee hereby irrevocably authorizes and directs any such sublessee, upon receipt of a written notice from Lessor stating that a Breach exists In the performance of Lessee's obligations under this Lease, to pay to Lessor the rents and other charges due and to become due under the sublease. Sublessee shall rely upon any such statement and request from Lessor and shall pay such rents and other charges to Lessor without any obligation or right to inquire as to whether such Breach exists and notwithstanding any notice from or claim from Lessee to the contrary. Lessee shall have no right or claim against such sublessee, or, until the Breach has been cured, against Lessor, for any such rents and other charges so paid by said sublessee to Lessor.

           (b) In the event of a Breach by Lessee in the performance of its obligations under this Lease, Lessor, at its option and without any obligation to do so, may require any sublessee to attorn to Lessor, in which event Lessor shall undertake the obligations of the sublessor under such sublease from the time of the exercise of said option to the expiration of such sublease; provided, however, Lessor shall not be liable for any prepaid rents or security deposit paid by such sublessee to such sublessor or for any other prior defaults or breaches of such sublessor under such sublease.

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           (c)  Any matter or thing requiring the consent of the sublessor under a sublease shall also require the consent of Lessor herein.

           (d) No sublessee under a sublease approved by Lessor shall further assign or sublet all or any part of the Premises without Lessors prior written consent which may be withheld in Lessor's sole discretion.

           (e) Lessor shall deliver a copy of any notice of Default or Breach by Lessee to the sublessee, who shall have the right to cure the Default of Lessee within the grace period, if any, specified in such notice. The sublessee shall have a right of reimbursement and offset from and against Lessee for any such Defaults cured by the sublessee.


13.  Default; Breach; Remedies.

     13.1 Default; Breach. Lessor and Lessee agree that if an attorney is consulted by Lessor in connection with a Lessee Default or Breach (as hereinafter defined), $350.00 is a reasonable minimum sum per such occurrence for legal services and costs in the preparation and service of a notice of Default, and that Lessor may include the cost of such services and costs in said notice as rent due and payable to cure said default. A "Default" by Lessee is defined as a failure by Lessee to observe, comply with or perform any of the terms, covenants, conditions or rules applicable to Lessee under this Lease. A "Breach" by Lessee is defined as the occurrence of any one or more of the following Defaults, and, where a grace period for cure after notice is specified herein, the failure by Lessee to cure such Default prior to the expiration of the applicable grace period, and shall entitle Lessor to pursue the remedies set forth in Paragraphs 13.2 and/or 13.3:

           (a) The vacating of the Premises without the intention to reoccupy same, or the abandonment of the Premises.

           (b) Except as expressly otherwise provided in this Lease, the failure by Lessee to make any payment of Base Rent, Lessee's Share of Common Area Operating Expenses, or any other monetary payment required to be made by Lessee hereunder as and when due, the failure by Lessee to provide Lessor with reasonable evidence of insurance or surety bond required under this Lease, or the failure of Lessee to fulfill any obligation under this Lease which endangers or threatens life or property, where such failure continues for a period of three (3) days following written notice thereof by or on behalf of Lessor to Lessee.

           (c) Except as expressly otherwise provided in this Lease, the failure by Lessee to provide Lessor with reasonable written evidence (in duly executed original form, if applicable) of (i) compliance with Applicable Requirements per Paragraph 6.3, (ii) the inspection, maintenance and service contracts required under Paragraph 7.1(b), (iii) the rescission of an unauthorized assignment or subletting per Paragraph 12.1, (iv) a Tenancy Statement per Paragraphs 16 or 37, (v) the subordination or non-subordination of this Lease per Paragraph 30, (vi) the guaranty of the performance of Lessee's obligations under this Lease if required under Paragraphs 1.11 and 37, (vii) the execution of any document requested under Paragraph 42 (easements), or (viii) any other documentation or information which Lessor may reasonably require of Lessee under the terms of this lease, where any such failure continues for a period of ten (10) days following written notice by or on behalf of Lessor to Lessee.

           (d) A Default by Lessee as to the terms, covenants, conditions or provisions of this Lease, or of the rules adopted under Paragraph 40 hereof that are to be observed, complied with or performed by Lessee, other than those described in Subparagraphs 13.1(a), (b) or (c), above, where such Default continues for a period of thirty (30) days after written notice thereof by or on behalf of Lessor to Lessee; provided, however, that it the nature of Lessee's Default is such that more than thirty (30) days are reasonably required for its cure, then it shall not be deemed to be a Breach of this Lease by Lessee if Lessee commences such cure with-in said thirty (30) day period and thereafter diligently prosecutes such cure to completion.

           (e) The occurrence of any of the following events: (i) the making by Lessee of any general arrangement or assignment for the benefit of creditors;
(ii) Lessee's becoming a "debtor" as defined in 11 U.S. Code Section 101 or any successor statute thereto (unless, in the case of a petition filed against Lessee, the same is dismissed within sixty (60) days); (iii) the appointment of a trustee or receiver to take possession of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where possession is not restored to Lessee within thirty (30) days: or (iv) the attachment, execution or other judicial seizure of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where such seizure is not discharged within thirty (30) days; provided, however, in the event that any provision of this Subparagraph 13.1(e) is contrary to any applicable law, such provision shall be of no force or effect, and shall not affect the validity of the remaining provisions.

           (f) The discovery by Lessor that any financial statement of Lessee or of any Guarantor, given to Lessor by Lessee or any Guarantor, was materially false.

           (g) If the performance of Lessee's obligations under this Lease is guaranteed: (i) the death of a Guarantor, (ii) the termination of a Guarantor's liability with respect to this Lease other than in accordance with the terms of such guaranty, (iii) a Guarantor's becoming insolvent or the subject of a bankruptcy filing, (iv) a Guarantor's refusal to honor the guaranty, or (v) a Guarantor's breach of its guaranty obligation on an anticipatory breach basis, and Lessee's failure, within sixty (60) days following written notice by or on behalf of Lessor to Lessee of any such event, to provide Lessor with written alternative assurances of security, which, when coupled with the then existing resources of Lessee, equals or exceeds the combined financial resources of Lessee and the Guarantors that existed at the time of execution of this Lease.

     13.2 Remedies. It Lessee fails to perform any affirmative duly or obligation of Lessee under this Lease, within ten (10) days after written notice to Lessee (or in case of an emergency, without notice). Lessor may at its option (but

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                                     -12-
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without obligation to do so), perform such duty or obligation on Lessee's behalf, including but not limited to the obtaining of reasonably required bonds, insurance policies, or governmental licenses, permits or approvals. The costs and expenses of any such performance by Lessor shall be due and payable by Lessee to Lessor upon invoice therefor. It any check given to Lessor by Lessee shall not be honored by the bank upon which it is drawn, Lessor, at its own option, may require all future payments to be made under this Lease by Lessee to be made only by cashier's check. In the event of a Breach of this Lease by Lessee (as defined in Paragraph 13.1), with or without further notice or demand. and without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such Breach, Lessor may:

           (a) Terminate Lessee's right to possession of the Premises by any lawful means, in which case this Lease and the term hereof shall terminate and Lessee shall immediately surrender possession of the Premises to Lessor. In such event Lessor shall be entitled to recover from Lessee: (i) the worth at the time of the award of the unpaid rent which had been earned at the time of termination; (ii) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that the Lessee proves could have been reasonably avoided; (iii) the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that the Lessee proves could be reasonably avoided; and (iv) any other amount necessary to compensate Lessor for all the detriment proximately caused by the Lessee's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, including but not limited to the cost of recovering possession of the Premises, expenses of reletting, including necessary renovation and alteration of the Premises, reasonable attorneys' fees, and that portion of any leasing commission paid by Lessor in connection with this Lease applicable to the unexpired term of this Lease. The worth at the time of award of the amount referred to in provision (iii) of the immediately preceding sentence shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco or the Federal Reserve Bank District in which the Premises are located at the time of award plus one percent (1%). Efforts by Lessor to mitigate damages caused by Lessee's Default or Breach of this Lease shall not waive Lessor's right to recover damages under this Paragraph 13.2. If termination of this Lease is obtained through the provisional remedy of unlawful detainer, Lessor shall have the right to recover in such proceeding the unpaid rent and damages as are recoverable therein, or Lesser may reserve the right to recover all or any part thereof in a separate suit to for such rent and/or damages. If a notice and grace period required under Subparagraph 13.1(b), (c) or (d) was not previously given, a notice to pay rent or quit, or to perform or quit, as the case may be, given to Lessee under any statute authorizing the forfeiture of !leases for unlawful detainer shall also constitute, the applicable notice for grace period purposes required by Subparagraph 13.1(b), (c) or (d). In such case, the applicable grace period under the unlawful detainer statute shall run concurrently after the one such statutory notice, and the failure of Lessee to cure the Default within the greater of the two (2) such grace periods shall constitute both in unlawful detainer and a Breach of this Lease entitling Lessor to the remedies provided for in this Lease and/or by said statute.

           (b) Continue the Lease and Lessee's right to possession in effect (in California under California Civil Code Section 1951.4) after Lessee's Breach and recover the rent as it becomes due, provided Lessee has the right to sublet or assign, subject only to reasonable limitation. Lessor and Lessee agree that the limitations on assignment and subletting in this Lease are reasonable. Acts of maintenance or preservation, efforts to relet the Premises, or the appointment or a receiver to protect the Lessor's interest under this Lease, shall not constitute a termination of the Lessee's right to possession.

           (c) Pursue any other remedy now or hereafter available to Lessor under the laws or judicial decisions of the state wherein the Premises are located.

           (d) The expiration or termination of this Lease and/or the termination of Lessee's right to possession shall not relieve Lessee from liability under any indemnity provisions of this Lease as to matters occurring or accruing during the term hereof or by reason of Lessee's occupancy of the, Promises.

     13.3 Inducement Recapture In Event of Breach. Any agreement by Lessor for free or abated rent or other charges applicable to the Premises, or for the giving or paying by Lessor to or for Lessee of any cash or other bonus, inducement or consideration for Lessee's entering into this Lease, all of which concessions are hereinafter referred to as "Inducement Provisions" shall be doomed conditioned upon Lessee's hill and faithful performance of all of the terms, covenants and conditions of this Lease to be performed or observed by Lessee during the term hereof as the same may be extended. Upon the occurrence of a Breach (as defined in Paragraph 13.1) of this Lease by Lessee, any such Inducement Provision shall automatically be deemed deleted from this Lease and of no, further force or effect, and any rent, other charge, bonus, inducement or consideration theretofore abated, given or paid by Lessor under such an Inducement Provision shall be immediately due and payable by Lessee to Lessor, and recoverable by Lessor, as additional rent due under this Lease, notwithstanding any subsequent cure of said Breach by Lessee. The acceptance by Lessor of rent or the cure of the Breach which initiated the operation of this Paragraph 13.3 shall not be deemed a waiver by Lessor of the provisions of this Paragraph 13.3 unless specifically so stated in writing by Lessor at the time of such acceptance.

     13.4 Late Charges. Lessee hereby acknowledges that late payment by Lessee to Lessor of rent and other sums due hereunder will cause Lessor 10 111CM costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed upon Lessor by the terms of any ground lease, mortgage or deed of trust covering the premises. Accordingly, if any installment of rent or other sum due from Lessee shall not be received by Lessor or Lessor's designee within ten (10) days after such amount shall be due, then, without any requirement for notice to Lessee, Lessee shall pay to Lessor a late charge equal to six percent (6%) M Such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of late payment by Lessee. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee's Default or Breach with respect to such overdue amount, nor prevent Lessor from exercising any of the other rights and remedies granted hereunder. In the event that a late charge is payable hereunder, whether or not collected, for three (3) consecutive

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                                     -13-
installments of Base Rent, then notwithstanding Paragraph 4.1 or any other provision of this Lease to the contrary, Base Rent shall. at Lessor's option, become due and payable quarterly in advance.

     13.5 Breach by Lessor. Lessor shall not be deemed in breach of this Lease unless Lessor fails within a reasonable time to perform an obligation required to be performed by Lessor. For purposes of this Paragraph 13.5, a reasonable time shall in no event be less than thirty (30) days after receipt by Lessor, and by any Lender(s) whose name and address shall have been furnished to Lessee in writing for such purpose, of written notice specifying wherein such obligation of Lessor has not been performed; provided, however, that if the nature of Lessor's obligation is such that more than thirty (30) days after such notice are reasonably required for its performance, then Lessor shall not be in breach of this Lease it performance is commenced within such thirty (30) day period and thereafter diligently pursued to completion.

14. Condemnation. If the Premises or any portion thereof are taken under the power of eminent domain or sold under the threat of the exercise of said power (all of which are herein called "condemnation"), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever first occurs. It more than ten percent (10%) of the floor area of the Premises, or more than twenty-five percent (25%) of the portion of the Common Areas designated for Lessee's parking, is taken by condemnation, Lessee may, at Lessee's option, to be exercised in writing within ten (10) days after Lessor shall have given Lessee written notice of such taking (or in the absence of such notice, within ten (10) days after the condemning authority shall have taken possession) terminate this Lease as of the date the condemning authority takes such possession. If Lessee does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the Base Rent shall be reduced in the same proportion as the rentable floor area of the Premises taken bears to the total rentable floor area of the Premises. No reduction of Base Rent shall occur if the condemnation does not apply to any portion of the Premises. Any award for the taking of all or any part of the Premises under the power of eminent domain or any payment made under threat of the exercise of such power shall be the property of Lessor. whether such award shall be made as compensation for diminution of value of the leasehold or for the taking of the fee, or as severance damages; provided, however, that Lessee shall be entitled to any compensation, separately awarded to Lessee for Lessee's relocation expenses and/or loss of Lessee's Trade Fixtures. In the event that this Lease is not terminated by reason of such condemnation, Lessor shall to the extent of its net severance damages received, over and above Lessee's Share of the legal and other expenses incurred by Lessor in the condemnation, matter, repair any damage to the Premises caused by such condemnation authority. Lessee shall be responsible for the payment of any amount in excess of such not severance damages required to complete such repair.

15.  [deleted]

16.  Tenancy and Financial Statements.

     16.1 Tenancy Statement. Each Party (as "Responding Party") shall within ten (10) days after written notice from the other Party (the "Requesting Party") execute, acknowledge and deliver to the Requesting Party a statement in writing in a form similar to the then most current "Tenancy Statement" form published by the American Industrial Real Estate Association, plus such additional information, confirmation and/or statements as may be reasonably requested by the Requesting Party.

     16.2 Financial Statement. If Lessor desires to finance, refinance, or sell the Premises or the Building, or any part thereof, Lessee and all Guarantors shall deliver to any potential lender or purchaser designated by Lessor such financial statements of Lessee and such Guarantors as may be reasonably required by such lender or purchaser, including but not limited to Lessee's financial statements for the past three (3) years. All such financial statements shall be received by Lessor and such lender or purchaser in confidence and shall be used only for the purposes herein set forth.

17. Lessor's Liability. The term "Lessor" as used herein shall mean the owner or owners at the time in question of the fee title to the Premises. In the event of a transfer of Lessor's title or interest in the Premises or in this Lease, Lessor shall deliver to the transferee or assignee (in cash or by credit) any unused Security Deposit held by Lessor at the time of such transfer or assignment. Except as provided in Paragraph 15.3, upon such transfer or assignment and delivery of the Security Deposit, as aforesaid. the prior Lessor shall be relieved of all liability with respect to the obligations and/or covenants under this Lease thereafter to be performed by the Lessor. Subject to the foregoing, the obligations and/or covenants in this Lease to be performed by the Lessor shall be binding only upon the Lessor as hereinabove defined.

18. Severability. The invalidity of any provision of this Lease, as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

19. Interest on Past-Due Obligations. Any monetary payment due Lessor hereunder, other than late charges. not received by Lessor within ten (10) days follow-ing the date on which it was due, shall bear interest from the date due at the prime rate charged by [he largest state chartered bank in the state in which the Premises are located plus four percent (4%) per annum, but not exceeding the maximum rate allowed by law, in addition to the potential late charge provided for in Paragraph 13.4.

20. Time of Essence. Time is of the essence with respect to the performance of all obligations to be performed or observed by the Parties under this Lease.

21. Rent Defined. All monetary obligations of Lessee to Lessor under the terms of this Lease are deemed to be rent.

22. No Prior or other Agreements. This Lease contains all agreements between the Parties with respect to any matter mentioned herein, and no other prior or contemporaneous agreement or understanding shall be effective.

                                                                 Initials: ____

                                                                           ____

23.  Notices.

     23.1 Notice Requirements. All notices required or permitted by this Lease shall be in writing and may be delivered in person (by hand or by messenger or courier service) or may be sent by regular, certified or registered mail or U.S. Postal Service Express Mail, with postage prepaid, and shall be deemed sufficiently given if served in a manner specified in this Paragraph 23. The addresses noted adjacent to a Party's signature on this Lease shall be that Party's address for delivery or mailing of notice purposes. Either Party may by written notice to the other specify a different address for notice purposes, except that upon Lessee's taking possession of the Premises, the Premises shall constitute Lessee's address for the purpose of mail-ing or delivering notices to Lessee. A copy of all notices required or permitted to be given to Lessor hereunder shall be concurrently transmitted to such party or parties at such addresses as Lessor may from time to time hereafter designate by written notice to Lessee.

     23.2 Date of Notice. Any notice sent by registered or certified mail, return receipt requested, shall be deemed given on the date of delivery shown on the receipt card, or it no delivery date is shown, the postmark thereon. If sent by regular mail. the notice shall be deemed given forty-eight (48) hours after the same is addressed as required herein and mailed with postage prepaid. Notices delivered by United States Express Mail or overnight courier that guarantees next day delivery shall be deemed given twenty-four (24) hours after delivery of the same to the United States Postal Service or courier. If notice is received on a Saturday or a Sunday or a legal holiday, it shall be deemed received on the next business day.

24. Waivers. No waiver by Lessor of the Default or Breach of any term. covenant or condition hereof by Lessee, shall be deemed a waiver of any other term, covenant or condition hereof, or of any subsequent Default or Breach by Lessee of the same or any other term, covenant or condition hereof. Lessor's consent to, or approval of, any such act shall not be deemed to render unnecessary the obtaining of Lessor's consent to. or approval of, any subsequent or similar act by Lessee, or be construed as the basis of an estoppel to enforce the provision or provisions of this Lease requiring such consent. Regardless of Lessor's knowledge of a Default or Breach at the time of accepting rent, the acceptance of rent by Lessor shall not be a waiver of any Default or Breach by Lessee of any provision hereof. Any payment given Lessor by Lessee may be accepted by Lessor on account of moneys or damages due Lessor, notwithstanding any qualifying statements or conditions made by Lessee in connection therewith, which such statements and/or conditions shall be of no force or effect whatsoever unless specifically agreed to in writing by Lessor at or before the time of deposit of such payment.

25. Recording. Either Lessor or Lessee shall, upon request of the other, execute, acknowledge and deliver to the other a short form memorandum of this Lease for recording. purposes. The Party requesting recordation shall be responsible for payment of any fees or taxes applicable thereto.

26. No Right To Holdover. Lessee has no right to retain possession of the Premises or any part thereof beyond the expiration or earlier termination of this Lease. In the event that Lessee holds over in violation of this Paragraph 26 then the Base Rent payable from and after the time of the expiration or earlier termination of this Lease shall be increased to two hundred percent (200%) of the Base Rent applicable during the month immediately preceding such expiration or earlier termination. Nothing contained herein shall be construed as a consent by Lessor to any holding over by Lessee.

27. Cumulative Remedies. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

28. Covenants and Conditions. All provisions of this Lease to be observed or performed by Lessee are both covenants and conditions.

29. Binding Effect; Choice of Law. This Lease shall be binding upon the Parties, their personal representatives, successors and assigns and be governed by the laws of the State in which the Premises are located. Any litigation between the Parties hereto concerning this Lease shall be initiated in the county in which the Premises are located.

30.  Subordination; Attornment; Non-Disturbance.

     30.1 Subordination. This Lease and any Option granted hereby shall be subject and subordinate to any ground lease, mortgage, deed of trust, or other hypothecation or security device (collectively, "Security Device"), now or hereafter placed by Lessor upon the real property of which the Premises are a part, to any and all advances made on the security thereof, and to all renewals, modifications, consolidations, replacements and extensions thereof. Lessee agrees that the Lenders holding any such Security Device shall have no duty, liability or obligation to perform any of the obligations of Lessor under this Lease, but that in the event of Lessor's default with respect to any such obligation, Lessee will give any Lender whose name and address have been furnished Lessee in writing for such purpose notice of Lessor's default pursuant to Paragraph 13.5. If any Lender shall elect to have this Lease and/or any Option granted hereby superior to the lien of its Security Device and shall give written notice thereof to Lessee, this Lease and such Options shall be deemed prior to such Security Device, notwithstanding the relative dates of the documentation or recordation thereof.

     30.2 Attornment. Subject to the non-disturbance provisions of Paragraph 30.3, Lessee agrees to attorn to a Lender or any other party who acquires owner-ship of the Promises by reason of a foreclosure of a Security Device, and that in the event of such foreclosure, such new owner shall not: (i) be liable for any act or omission of any prior lessor or with respect to events occurring prior to acquisition of ownership, (it) be subject to any offsets or defenses which Lessee might have against any prior lessor, or (iii) be bound by prepayment of more than one month's rent.

     30.3 Non-Disturbance. With respect to Security Devices entered into by Lessor after the execution of this lease, Lessee's subordination of this Lease shall be subject to receiving assurance (a "non-disturbance agreement") from

                                                                 Initials: ____

                                                                           ____
the Lender that Lessee's possession and this Lease, including any options to extend the term hereof, will not be disturbed so long as Lessee is not in Breach hereof and attorns to the record owner of the Premises.

     30.4 Self-Executing. The agreements contained in this Paragraph 30 shall be effective without the execution of any further documents; provided, however, that upon written request from Lessor or a Lender in connection with a sale, financing or refinancing of Premises, Lessee and Lessor shall execute such further writings as may be reasonably required to separately document any such subordination or non-subordination, attornment and/or non-disturbance agreement as is provided for herein.

31. Attorneys' Fees. If any Party brings an action or proceeding to enforce the terms hereof or declare rights hereunder. the Prevailing Party (as here-after defined) in any such proceeding, action, or appeal thereon, shall be entitled to reasonable attorneys' fees. Such fees may be awarded in the same suit or recovered in a separate suit, whether or not such action or proceeding is pursued to decision or judgment. The term "Prevailing Party" shall include, without limitation, a Party who substantially obtains or defeats the relief sought, as the case may be, whether by compromise, settlement, judgment, or the abandonment by the other Party of its claim or defense. The attorneys' fee award shall not be computed in accordance with any court fee schedule, but shall be such as to fully reimburse all attorneys' fees reasonably incurred. Lessor shall be entitled to attorneys' fees, costs and expenses incurred in preparation and service of notices of Default and consultations in connection therewith, whether or not a legal action is subsequently commenced in connection with such Default or resulting Breach.

32. Lessor's Access; Showing Premises; Repairs. Lessor and Lessor's agents shall have the right to enter the Premises at any time, in the case of an emergency, and otherwise at reasonable times for the purpose of showing the same to prospective purchasers, lenders, or lessees, and making such alterations, repairs, improvements or additions to the Premises or to the Building, as Lessor may reasonably deem necessary. Lessor may at any time place on or about the Premises or Building any ordinary "For Sale" signs and Lessor may at any time during the last one hundred eighty (180) days of the term hereof place on or about the Promises any ordinary "For Lease" signs. All such activities of Lessor shall be without abatement of rent or liability to Lessee.

33. Auctions. Lessee shall not conduct, nor permit to be conducted, either voluntarily or involuntarily, any auction upon the Promises without first having obtained Lessor's prior written consent. Notwithstanding anything to the contrary in this Lease, Lessor shall not be obligated to exercise any standard of reasonableness in determining whether to grant such consent.

34. Signs. Lessee shall not place any sign upon the exterior of the Premises or the Building, except that Lessee may, with Lessor's prior written consent, install (but not on the roof) such signs as are reasonably required to advertise Lessee's own business so long as such signs are in a location designated by Lessor and comply with Applicable Requirements and the signage criteria established for the Industrial Center by Lessor. The installation of any sign on the Premises by or for Lessee shall be subject to the provisions of Paragraph 7 (Maintenance, Repairs, Utility Installations, Trade Fixtures and Alterations). Unless otherwise expressly agreed herein, Lessor reserves all rights to the use of the roof of the Building, and the right to install advertising signs on the Building, including the roof. which do not unreasonably interfere with the conduct of Lessee's business; Lessor shall be entitled to all revenues from such advertising signs.

35. Termination; Merger. Unless specifically stated otherwise in writing by Lessor, the voluntary or other surrender of this Lease by Lessee, the mutual termination or cancellation hereof, or a termination hereof by Lessor for Breach by Lessee, shall automatically terminate any sublease or lesser estate in the Premises; provided. however, Lessor shall, in the event of any such surrender, termination or cancellation, have the option to continue any one or all of any existing subtenancies. Lessor's failure within ten (10) days following any such event to make a written election to the contrary by written notice to the holder of any such lesser interest, shall constitute Lessor's election to have such event constitute the termination of such interest.

36.  Consents.

           (a) Except for Paragraph 33 hereof (Auctions) or as otherwise provided herein, wherever in this Lease the consent of a Party is required to an act by or for the other Party, such consent shall not be unreasonably withheld or delayed. Lessor's actual reasonable costs and expenses (including but not limited to architects', attorneys', engineers' and other consultants' fees) incurred in the consideration of. or response to. a request by Lessee for any Lessor consent pertaining to this Lease or the Premises, including but not limited to consents to an assignment a subletting or the presence or use of a Hazardous Substance. shall be paid by Lessee to Lessor upon receipt of an invoice and supporting documentation therefor. In addition to the deposit described in Paragraph 12.2(e), Lessor may. as a condition to considering any such request by Lessee, require that Lessee deposit with Lessor an amount of money (in addition to the Security Deposit held under Paragraph 5) reasonably calculated by Lessor to represent the cost Lessor will incur in considering and responding to Lessee's request. Any unused portion of said deposit shall be refunded to Lessee without interest. Lessor's consent to any act. assignment of this Lease or subletting of the Premises by Lessee shall not constitute an acknowledgment that no Default or Breach by Lessee of this Lease exists. nor shall such consent be doomed a waiver of any then existing Default of Breach, except as may be otherwise specifically stated in writing by Lessor at the time of such consent.

           (b) All conditions to Lessor's consent authorized by this Lease are acknowledged by Lessee as being reasonable. The failure to specify herein any particular condition to Lessor's consent shall not preclude the impositions by Lessor at the time of consent of such further or other conditions as are then reason-able with reference to the particular matter for which consent is being given.

                                                                 Initials: ____

                                                                           ____

37.  Guarantor.

     37.1 Form of Guaranty. It there are to be any Guarantors of this Lease per Paragraph 1.11, the form of the guaranty to be executed by each such Guarantor shall be in the form most recently published by the American Industrial Real Estate Association. and each such Guarantor shall have the same obligations as Lessee under this lease, including but not limited to the obligation to provide the Tenancy Statement and information required in Paragraph 16.

     37.2 Additional Obligations of Guarantor. It shall constitute a Default of the Lessee under this Lease if any such Guarantor fails or refuses. upon reason-able request by Lessor to give: (a) evidence of the due execution of the guaranty called for by this Lease. including the authority of the Guarantor (and of the party signing on Guarantor's behalf) to obligate such Guarantor on said guaranty, and resolution of its board of directors authorizing the making of such guaranty, together with a certificate of incumbency showing the signatures of the persons authorized to sign on its behalf. (b) current financial statements of Guarantor as may from time to time be requested by Lessor. (c) a Tenancy Statement. or (d) written confirmation that the guaranty is still in effect.

38. Quiet Possession. Upon payment by Lessee of the rent for the Promises and the performance of all of the covenants, conditions and provisions on Lessee's part to be observed and performed under this Lease. Lessee shall have quiet possession of the Premises for the entire term hereof subject to all of the provisions of this Lease.

39.  Options.

     39.1 Definition. As used in this Lease. the word "Option" has the following meaning: (a) the right to extend the term of this Lease or to renew this Lease or to extend or renew any lease that Lessee has on other property of
Lessor: (b) the right of first refusal to lease the Premises or the right of first offer to lease the Premises or the right of first refusal to lease other property of Lessor or the right of first offer to lease other property of
Lessor: (c) the right to purchase the Premises, or the right of first refusal to purchase the Premises. or the right of first offer to purchase the Promises. or the right to purchase other property of Lessor, or the right of first refusal to purchase other property of Lessor. or the right of first offer to purchase other property of Lessor.

     39.2 Options Personal to Original Lessee. Each Option granted to Lessee in this Lease is personal to the original Lessee named in Paragraph 1.1 hereof, and cannot be voluntarily or involuntarily assigned or exercised by any person or entity other than said original Lessee while the original Lessee is in full and actual possession of the Promises and without the intention of thereafter assigning or subletting. The Options, if any, herein granted to Lessee am not assignable, either as a pan of an assignment of this Lease or separately or apart therefrom, and no Option may be separated from this Lease in any manner by reservation or otherwise.

     39.3 Multiple Options. In the event that Lessee has any multiple Options to extend or renew this Lease, a later option cannot be exercised unless the prior Options to extend or renew this Lease have been validly exercised.

     39.4  Effect of Default on Options.

           (a) Lessee shall have no right to exercise an Option, notwithstanding any provision in the grant of Option to the contrary: (i) during the period commencing with the giving of any notice of Default under Paragraph
13.1 and continuing until the noticed Default is cured, or (ii) during the period of time any monetary obligation due Lessor from Lessee is unpaid (without regard to whether notice thereof is given Lessee), or (iii) during the time Lessee is in Breach of this Lease, or (iv) in the event that Lessor has given to Lessee three (3) or more notices of separate Defaults under Paragraph 13.1 during the twelve (12) month period immediately preceding the exercise of the Option, whether or not the Defaults are cured.

           (b) The period of time within which an Option may be exercised shall not be extended or enlarged by reason of Lessee's inability to exercise an Option because of the provisions of Paragraph 39.4(a).

           (c) All rights of Lessee under the provisions of an Option shall terminate and be of no further force or effect, notwithstanding Lessee's due and timely exercise of the Option, if, after such exercise and during the term of this Lease, (i) Lessee fails to pay to Lessor a monetary obligation of Lessee for a period of thirty (30) days after such obligation becomes due (without any necessity of Lessor to give notice thereof to Lessee), or (ii) Lessor gives to Lessee three (3) or more notices of separate Defaults under Paragraph 13.1 during any twelve (12) month period, whether of not the Defaults are cured, or
(iii) if Lessee commits a Breach of this Lease.

40. Rules and Regulations. Lessee agrees that it will abide by, and keep and observe all reasonable rules and regulations ("Rules and Regulations") which Lessor may make from time to time for the management, safety, care, and cleanliness of the grounds, the parking and unloading of vehicles and the preservation of good order, as well as for the convenience of other occupants or tenants of the Building and the Industrial Center and their invitees.

41. Reservations. Lessor reserves the right, from time to time, to grant, without the consent or joinder of Lessee, such easements, rights of way, utility raceways, and dedications that Lessor deems necessary, and to cause the recordation of parcel maps and restrictions, so long as such easements, rights of way, utility race-ways, dedications, maps and restrictions do not reasonably interfere with the use of the Premises by Lessee. Lessee agrees to sign any documents reasonably requested by Lessor to effectuate any such easement rights, dedication, map or restrictions.

42.  [deleted]

43. Performance Under Protest. It at any time a dispute shall arise as to any amount or sum of money to be paid by one Party to the other under the provisions hereof, the Party against whom the obligation to pay the money is asserted shall have the right to make payment "under protest" and such payment shall not be regarded as a voluntary payment and there shall survive the right on the part of said Party to institute suit for recovery of such sum. If it shall be adjudged that

                                                                 Initials: ____

                                                                           ____
there was no legal obligation on the pan of said Party to pay such sum or any part thereof, said Party shall be entitled to recover such sum or so much thereof as it was not legally required to pay under the provisions of this Lease.

44. Authority. If either Party hereto is a corporation, trust, or general or limited partnership, each individual executing this Lease on behalf of such entity represents and warrants that he or she is duly authorized to execute and deliver this Lease on its behalf. It Lessee is a corporation, trust or partnership, Lessee shall, within thirty (30) days after request by Lessor, deliver to Lessor evidence satisfactory to Lessor of such authority.

45. Conflict. Any conflict between the printed provisions of this Lease and the typewritten or handwritten provisions shall be controlled by the typewritten or hand written provisions.

46. Offer. Preparation of this Lease by either Lessor or Lessee or Lessor's agent or Lessee's agent and submission of same to Lessee or Lessor shall not be deemed an offer to lease. This Lease is not intended to be binding until executed and delivered by all Parties hereto.

47. Amendments. This Lease may be modified only in writing, signed by the parties in interest at the time of the modification. The Parties shall amend this Lease from time to time to reflect any adjustments that are made to the Base Rent or other rent payable under this Lease. As long as they do not materially change Lessee's obligations hereunder, Lessee agrees to make such reasonable non-monetary modifications to this Lease as may be reasonably required by an institutional Insurance company or pension plan Lender In connection with the obtaining of normal financing or refinancing of the property of which the Promises are a part.

48. Multiple Parties. Except as otherwise expressly provided herein, if more than one person or entity Is named herein as either Lessor or Lessee, the obligations of such multiple parties shall be the joint and several responsibility of all persons or entities named herein as such Lessor or Lessee,

                                                                 Initials: ____

                                                                           ____

LESSOR AND LESSEE HAVE CAREFULLY READ AND REVIEWED THIS LEASE AND EACH TERM AND PROVISION CONTAINED HEREIN, AND BY THE EXECUTION OF THIS LEASE SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO. THE PARTIES HEREBY AGREE THAT, AT THE TIME THIS LEASE IS EXECUTED, THE TERMS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LESSOR AND LESSEE WITH RESPECT TO THE PREMISES.

          IF THIS LEASE HAS BEEN FILLED IN IT HAS BEEN PREPARED FOR YOUR ATTORNEYS REVIEW AND APPROVAL. FURTHER, EXPERTS SHOULD BE CONSULTED TO EVALUATE THE CONDITION OF THE PROPERTY FOR THE POSSIBLE PRESENCE OF ASBESTOS, UNDERGROUND STORAGE TANKS OR HAZARDOUS SUBSTANCES. NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION OR BY THE REAL ESTATE BROKERS OR THEIR CONTRACTORS, AGENTS OR EMPLOYEES AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT. OR TAX CONSEQUENCES OF THIS LEASE OR THE TRANSACTION TO WHICH IT RELATES; THE PARTIES SHALL RELY SOLELY UPON THE ADVICE OF THEIR OWN COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF THIS LEASE. IF THE SUBJECT PROPERTY IS IN A STATE OTHER THAN CALIFORNIA, AN ATTORNEY FROM THE STATE WHERE THE PROPERTY IS LOCATED SHOULD BE CONSULTED.

The parties hereto have executed this Lease at the place and on the dates specified above their respective signatures.

Executed at: ______________________________________________________      Executed at: ______________________________________________

on: _______________________________________________________________      on: _______________________________________________________

By LESSOR:                                                               By LESSEE:

MICRO LINEAR CORPORATION                                                 ARTEST CORPORATION,

a Delaware corporation                                                   a California corporation

Name Printed: _____________________________________________________      Name Printed: _____________________________________________

Title: ____________________________________________________________      Title: ____________________________________________________

By: _______________________________________________________________      By: _______________________________________________________

Name Printed: _____________________________________________________      Name Printed: _____________________________________________

Title: ____________________________________________________________      Title: ____________________________________________________

Address: __________________________________________________________      Address: __________________________________________________

___________________________________________________________________      ___________________________________________________________

Telephone: (      ) _______________________________________________      Telephone: (      ) _______________________________________

NOTE: These forms are often modified to meet changing requirements of law and needs of the industry. Always write or call to make sure you are utilizing the most current form: AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION, 700 South Flower Street, Suite 600, Los Angeles, CA 90017. (213) 687-8777.

                                                                 Initials: ____

                                                                           ____

                    FIRST ADDENDUM TO STANDARD INDUSTRIAL/
                     COMMERCIAL MULTI-TENANT LEASE - GROSS

     THIS FIRST ADDENDUM TO STANDARD INDUSTRIAL/COMMERCIAL MULTI-TENANT LEASE (this "Addendum") is made by and between Micro Linear Corporation, a Delaware corporation ("Lessor") and Artest Corporation, a California corporation ("Lessee"), to be a part of that certain lease (the "Lease") of even date herewith between Lessor and Lessee concerning premises located at 2050 and 2092 Concourse Drive, San Jose, California (the "Premises"). Lessor and Lessee agree that, notwithstanding anything to the contrary in the Lease, the Lease is hereby modified and supplemented as set forth below.

     1.   Term. The Lease shall commence (the "Commencement Date") on the date
          ----
of the "Closing" of that certain Agreement for Purchase and Sale of Assets by and between Lessor and Lessee dated as of the date hereof.

     2.   Common Areas. The Common Areas shall be limited to the lobby,
          ------------
restrooms, lunch rooms and hallways leading directly between the foregoing and the Premises in each Building, as well as the parking areas and exterior sidewalks of the Industrial Center.

     3.   Hazardous Materials.  Lessee shall not use, store or bring onto the
          -------------------
Premises or the Industrial Center any Hazardous Materials other than those of a type and in quantities used in the Premises by Lessor immediately before the Commencement Date.

     4.   Utilities.  Lessor shall provide to the Premises electricity, water,
          ---------
heating, ventilating and air conditioning and garbage disposal services at the levels provided to the Premises immediately prior to the Commencement Date. In addition, Lessor shall provide, at Lessee's cost, telephone service to the Premises at the level provided to the Premises immediately prior to the Commencement Date. Lessee shall pay any invoices for such telephone services within ten (10) days of receipt thereof. If such telephone service is not separately metered or billed to the Premises, Lessee shall pay to Lessor a reasonable portion to be determined by Lessor of any jointly metered or billed within ten (10) days of Lessee's receipt of an invoice therefor from Lessor. If, in Lessor's reasonable determination, Lessee uses any utilities or services (other than telephone services) in excess of levels used immediately before the Commencement Date, Lessor shall have the right to charge Lessee with the cost of any excess usage as reasonably calculated by Lessor, and Lessee shall pay such charges within ten (10) days of receipt of an invoice therefor. Lessor shall not be liable for the interruption of any such services or utilities for causes beyond Lessor's reasonable control.

     5.   Annual Negotiations.  On or about each anniversary of the Commencement
          -------------------
Date, the parties shall meet upon the request of either party to discuss the possibility of increasing or decreasing the size of the Premises. In the event that the parties agree to change the size of the Premises, the Base Rent, Lessee's Share and Lessee's percentage of parking spaces shall be equitably adjusted based on any adjustment to the size of the Premises.

     6.   Lessor's Termination Right. In the event that (a) the agreement
          --------------------------
between Lessor or Lessee with respect to Lessee's performance of production, test and shipping functions for Lessor terminates for any reason, or (b) Lessee for any reason ceases carrying out such functions in the Premises, Lessor shall have the right at any time thereafter to terminate this Lease by delivering at least thirty (30) days prior written notice hereof to Lessee.

     7.   Effect of Addendum. All terms with initial capital letters used herein
          ------------------
as defined terms shall have the meanings ascribed to them in the Lease unless specifically defined herein. In the event of any inconsistency between this Addendum and the Lease, the terms of this Addendum shall prevail.



LESSOR:                                     LESSEE:

MICRO LINEAR CORPORATION,                   ARTEST CORPORATION,
a Delaware corporation                      a California corporation

By: /s/ David L. Gellatly                   By: /s/ Jen Kao
    --------------------------------            ------------------------------

Name: David L. Gellatly                     Name: Jen Kao
      ------------------------------              ----------------------------

Its: President and CEO                      Its: President and CEO
     -------------------------------             -----------------------------


                                                                 Initials: ____

                                                                           ____

                                                         EXHIBIT A1 - Floor plan



                                 [FLOOR PLAN]

                                                         EXHIBIT A2 - Floor plan



                                 [FLOOR PLAN]

                            Addendum to Sub-lease:

     At the termination of the sub-lease Artest will remove all of Artest's assets and return that portion of the building which Artest has occupied to MLIN in an "As is" condition.

                                   Exhibit D
                                      [*]



* Confidential treatment has been requested with respect to certain portions of this exhibit. Such portions are marked with a "[*]" in place of the redacted language. Omitted portions are filed separately with the Securities and Exchange Commission.